UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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WEST COAST BANCORP
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 16, 2010

Dear Shareholder:

     You are cordially invited to attend the 2010 Annual Meeting of Shareholders of West Coast Bancorp to be held in The Oaks-Meadows Conference Center, located at 5300 Meadows Rd., Lake Oswego, Oregon, on Tuesday, April 27, 2010, at 2:00 p.m. local time.

     At the annual meeting, you will be asked to consider and vote on the election of directors, Bancorp's Tax Benefit Preservation Plan designed to help protect the Company's tax attributes, amendments to our 2002 Stock Incentive Plan to increase the number of shares available for awards, ratification of our appointment of our independent registered public accounting firm, and such other business as may properly come before the annual meeting.

     Your vote is very important to us. Regardless of whether or not you plan to attend the meeting in person, please vote by voting via the Internet, by telephone, or by returning a proxy card. Instructions on how to vote through the Internet or by telephone are included in the enclosed proxy statement.

     We value you as a West Coast Bancorp shareholder and look forward to seeing you at the meeting.

Sincerely,

Robert D. Sznewajs President and CEO

WEST COAST BANCORP
5335 Meadows Road, Suite 201
Lake Oswego, Oregon 97035

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 27, 2010
2:00 p.m., Pacific Time

To the Shareholders of West Coast Bancorp:

     The 2010 Annual Meeting of Shareholders of West Coast Bancorp will be held in The Oaks-Meadows Conference Center, located at 5300 Meadows Rd., Lake Oswego, Oregon, on Tuesday, April 27, 2010, at 2:00 p.m. local time. At the meeting, shareholders will be asked to consider and vote on the following matters:

1.	Electing eight directors to serve for one-year terms;

2.	Approving our Tax Benefit Preservation Plan as described in the accompanying proxy statement to help protect the Company's tax attributes;

3.	Amending our 2002 Stock Incentive Plan (the "Plan") as described in the accompanying proxy statement to increase the number of shares available for awards;

4.	Ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010; and

5.	Such other business as may properly come before the meeting or an adjournment thereof.

     Only shareholders of record on March 1, 2010, may vote on proposals at the annual meeting in person or by proxy. We encourage you to promptly complete and return the proxy card, or to vote electronically by telephone or Internet, in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares if you want to change your vote.

     Further information regarding voting rights and the business to be transacted at the meeting is included in the accompanying proxy statement. We appreciate your continued interest as a shareholder in the affairs of our company and in its growth and development.

March 16, 2010	BY ORDER OF THE BOARD OF DIRECTORS

Richard R. Rasmussen Executive Vice President General Counsel and Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting, please sign and date your proxy card and return it in the enclosed postage prepaid envelope, or vote electronically via the Internet or by telephone. See "Voting Via the Internet or by Telephone" on the last page of the accompanying proxy statement for further details. You do not need to keep your proxy for admission to the annual meeting.

-i-

INFORMATION CONCERNING SHAREHOLDER PROPOSALS	54
HOUSEHOLDING MATTERS	54
ANNUAL REPORT TO SHAREHOLDERS	55
VOTING VIA THE INTERNET OR BY TELEPHONE	55
APPENDIX A	A-1
APPENDIX B	B-1

-ii-

WEST COAST BANCORP
5335 Meadows Road, Suite 201
Lake Oswego, Oregon 97035
(503) 684-0884

PROXY STATEMENT

VOTING IN CONNECTION WITH THE ANNUAL MEETING

     General. This proxy statement and the accompanying proxy are being furnished to you as a shareholder in connection with the solicitation of proxies by our Board of Directors for use at the West Coast Bancorp Annual Meeting of Shareholders to be held Tuesday, April 27, 2010, and at any adjournment of the meeting (the "Annual Meeting"). These proxy materials are first being made available to shareholders on or about March 16, 2010. When we refer to our company in this proxy statement below we frequently use "we," "us," or "our," but we also sometimes refer to our company as "Bancorp" or the "Company."

     March 1, 2010 has been established as the record date for the Annual Meeting. Holders of record of Bancorp common stock as of that date are entitled to notice of and to vote at the meeting. On the record date, there were 87,171,255 common shares outstanding and each share is entitled to one vote. A majority of the outstanding common shares will constitute a quorum for the conduct of business at the meeting. We also have outstanding 121,328 shares of mandatorily convertible cumulative participating preferred stock, Series B. These preferred shares are not entitled to be voted at the Annual Meeting.

     Voting by Proxy. To vote by proxy, please sign and date the enclosed proxy card and return it to us as soon as possible. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you return a signed proxy without instructions, your shares will be voted in accordance with the recommendation of our Board of Directors—FOR all nominees for election as directors, FOR ratification of our Tax Benefit Preservation Plan, FOR proposed amendments to our 2002 Stock Incentive Plan, and FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered pubic accountants. If you vote over the Internet or by telephone as described below, you do not need to also mail a proxy to us.

     Voting by Internet or Telephone. We encourage you to vote electronically or by telephone. Shareholders may vote via the Internet at www.proxyvote.com or by telephone by calling the telephone number referenced on their voting form. Please see "Voting Via the Internet or by Telephone" near the end of this proxy statement for additional information regarding these methods of voting.

     Voting at the Meeting. You may vote in person at the Annual Meeting. Even if you plan to attend the meeting, we encourage you to submit a proxy or vote by Internet or telephone to ensure that your vote is received and counted.

     Changing or Revoking Your Vote. After voting, you may change your vote by completing a new proxy and returning it to us, by voting again via the Internet or by telephone as described above, or by voting in person at the Annual Meeting. Only the last vote timely received by us will be counted. If you are a registered shareholder, you may request a new proxy card from Bancorp's Secretary. If your shares are held by a broker or other nominee, you may request a new proxy card from the broker or nominee. You may revoke a proxy that has been filed with us by filing written notice of revocation with Bancorp's Secretary before the meeting.

     Solicitation of Proxies. Proxies will be solicited primarily through the mail, but may also be solicited by directors and officers of the Company and its primary operating subsidiaries, West Coast Bank (the "Bank") and West Coast Trust Company, Inc. ("West Coast Trust"), personally or by other means such as telephone or e-mail. We may also engage an outside proxy solicitation firm and pay a fee for such services. All costs of solicitation of proxies will be borne by us.

Proposal 1—Election of Directors

     General. Under our Articles of Incorporation, the Board of Directors may establish the total number of positions on our Board within a range of eight to 20. Our Board is currently comprised of eight positions, except that, subject to and effective upon receipt of required regulatory approvals, two new positions have been created on our Board and Simon Glick and John T. Pietrzak have been elected to fill those positions. Each Board member is elected annually.

     Our Board has nominated eight individuals to stand for election to our board of directors as follows: Lloyd D. Ankeny, Simon Glick, Duane C. McDougall, Steven J. Oliva, John T. Pietrzak, Steven N. Spence, Robert D. Sznewajs (our President and CEO), and Nancy A. Wilgenbusch. Messrs. Glick and Pietrzak are being nominated at the request of certain investors in our October 2009 private capital raise. These investors have the contractual right to designate two individuals for nomination to our Board. Our Board elected to waive a provision of our bylaws that otherwise requires that directors that have reached the age of 72 not stand for re-election so that Mr. Ankeny could once again be nominated. Two directors, Michael Bragg and David Truitt, have decided not to stand for reelection. The number of positions on our Board will be reduced to eight, if necessary, at our annual Board meeting held on the day of the Annual Meeting.

     Each nominee has consented to serve if elected. If any nominee becomes unable to serve prior to the meeting, our Board may designate a replacement nominee and in such case your duly executed proxy will be voted for such replacement.

     The Board of Directors has determined that each of the current directors standing for election, other than Mr. Sznewajs, is an "independent director" under Rule 5605(a)(2) of Nasdaq listing standards applicable to the Company. All members of the Board's compensation, nominating and audit committees are "independent directors" under this standard.

     In the course of determining that each director is an "independent director" under the Nasdaq listing standards, the Board considered various loan transactions and deposit relationships between the Bank and certain directors (or their family members or business interests). These transactions and relationships were entered into on the same terms prevailing at the time for comparable transactions or relationships with other persons, as described further under the heading "Transactions With Related Persons" below. The Board also considered the possible effects of a bank branch lease with a business entity partially owned by a director and determined that the transaction does not affect the director's independence.

     Reasons For Nominations. Nominees for election at the 2010 annual meeting of shareholders are all currently directors of the Company or persons who have been elected pending regulatory approvals. All nominees possess the skills and qualifications described under "Information Concerning Director Nominations—Director Qualifications" below and continuing directors have demonstrated the ability to work together with one another in a collegial manner. The nominees have a wide variety of professional backgrounds and complementary skills. There is also increasing geographic diversity among the nominees. In addition, the background and qualifications that led the Company to nominate each person are included below.

     Information With Respect to Nominees. Nominees for election as directors are listed below, together with certain biographical information. All current directors of Bancorp also serve as directors of the Bank.

Lloyd D. Ankeny, 72 Director since 1995	Mr. Ankeny is Chair of our Board of Directors. He has been a private real estate investor for more than five years. Mr. Ankeny was selected for his leadership skills, prior management experience, familiarity with the Company and the banking business, and knowledge of real estate.

Simon Glick, 63 Director since 2010	Mr. Glick has been serving as a Vice President of Louis Glick & Company, Vice President of Federal Diamond Corporation, and General Partner of Siget NY Partners, LP for more than five years. Mr. Glick was selected at the recommendation of GF Financial LLC. Mr. Glick has an extensive background in investments and real estate.

Duane C. McDougall, 58 Director since 2003	Mr. McDougall has been a director of Boise Cascade, LLC since 2005 and Board Chair since December, 2008. He also served as President & CEO of Boise Cascade, LLC from December, 2008 to August, 2009. He was previously President and Chief Executive Officer of Willamette Industries, Inc., an international manufacturer of paper and other forest products, from December 1998 through 2002. Prior to becoming President and CEO, he served as Chief Accounting Officer, Executive Vice President and in other positions at Willamette Industries for 22 years. Mr. McDougall has served as a director of Cascade Corporation and Greenbrier Companies for more than five years and as a director of StanCorp Financial Group, Inc. since December, 2009. He previously served as a director of InFocus Corporation from 2003 to 2007. Mr. McDougall was selected for his leadership skills, accounting and financial background, prior management experience, familiarity with the Company and the banking business, stature within the community, and his knowledge of the forest products industry.

Steven J. Oliva, 69 Director since 2003	Mr. Oliva has served as President and Chief Executive Officer of Hi-School Pharmacy, Inc., for more than five years. He is a board member of the National Association of Chain Drug Stores, and Oregon State University Advisory Board—School of Pharmacy, Emeritus. He is also a real estate investor. Mr. Oliva was selected for his familiarity with the Company and his knowledge of the pharmaceutical industry and real estate markets. He is also well-regarded and active within our community.

John T. Pietrzak, 37 Director since 2010	Mr. Pietrzak has been a Principal of Castle Creek Capital LLC, a merchant banking organization that specializes in bank investments and operations, since 2008 and a Director from 2005 to 2008. Prior to joining Castle Creek, he was a Director of Demand Planning for Levi Strauss & Co. Mr. Pietrzak was selected at the recommendation of Castle Creek Partners IV, LP, an investor in our October 2009 private capital raise. Mr. Pietrzak has a background in investments, retail planning, and a current focus on investments in community banks.

Steven N. Spence, 62 Director since 2001	Mr. Spence has been a Senior Vice President of RBC Wealth Management, Inc. since 2009. Previously, he was Senior Vice President of UBS Financial Services Inc., a securities brokerage firm, and its predecessors in Portland, Oregon, for more than five years. Mr. Spence was selected for his leadership skills, his familiarity with the Company and the banking business, and his background and high profile within the investment management community.

Robert D. Sznewajs, 63 Director since 2000	Mr. Sznewajs has been President and Chief Executive Officer of Bancorp and the Bank for more than five years. Mr. Sznewajs has also been a director of Coinstar Inc. for more than five years. Mr. Sznewajs was selected for his leadership skills, his position as President & CEO of the Company, and his knowledge of the Company and the banking business.

Dr. Nancy A. Wilgenbusch, 61 Director since 2003	Dr. Wilgenbusch has been President Emerita of and advisor to Marylhurst University since 2008. Previously she was President of Marylhurst University for more than five years. Dr. Wilgenbusch has also served as a director of Cascade Corporation and as a trustee of Tax-Free Trust of Oregon for more than five years. She previously served as a director of Scottish Power from 2004 to 2007. Dr. Wilgenbusch was selected for her knowledge of the Company, her background in education and auditing, and high profile within our community. As the only woman on our Board, she also provides a diversity of gender perspectives.

     Messrs. Glick and Pietrzak were elected by the Board on January 13, 2010, to fill positions created in connection with their elections, subject to receipt of required regulatory approvals. Neither Mr. Glick nor Mr. Pietrzak will take office until their respective election has been approved by our regulators.

     The eight directors receiving the highest total number of votes will be elected, provided there is a quorum present. If regulatory approvals to the election of Mr. Glick and/or Mr. Pietrzak to our Board have not been received as of the date of the Annual Meeting, the elections of Messrs. Glick and Pietrzak will in each case be conditioned on receipt of all required regulatory approvals. Shares that are not represented at the meeting, votes that are withheld, and shares not voted for the election of directors by brokers or nominees due to a failure of the shareholder to provide instructions ("broker non-votes") will not be counted in determining the number of votes for each nominee and will have no effect on the election of directors. Beginning this year, banks and brokers acting as nominees for beneficial owners are not permitted to vote proxies with regard to the election of directors on behalf of beneficial owners who have not provided voting instructions to the nominee, making it especially important that you send your broker your voting instructions.

BOARD OF DIRECTORS

General

     The Board has determined that each member of the Board except Mr. Sznewajs is an "independent director" under Nasdaq Rule 5605(a)(2).

     During 2009, our Board met 23 times. Each director attended at least 75% of the total meetings of the Board of Directors and all committees of the Board on which he or she served during 2009. The Board holds executive sessions of non-management directors not less than once per calendar quarter. Executive sessions are scheduled by our Board Chair and any director may request that additional executive sessions be scheduled.

     Bancorp policy requires that directors and director nominees attend our annual meeting of shareholders, except under circumstances beyond the reasonable control of such person. In 2009, all directors except Mr. Ouderkirk attended the annual meeting of shareholders.

Leadership Structure

     The positions of Board Chair and President and Chief Executive Officer are filled by different persons. Mr. Ankeny, an independent director, serves as Board Chair, while Mr. Sznewajs serves as President and Chief Executive Officer. The Board believes that separating the roles of Chairman and Chief Executive Officer is preferable and in the best interests of shareholders because it gives our independent directors a significant role in board direction and agenda setting and enhances the Board's ability to fulfill its oversight responsibilities, including of senior management. Separating the positions also provides an independent viewpoint and focus at board meetings, and improves communication between management and the Board by giving our CEO a single initial source for board-level communication and input on significant decisions.

Risk Oversight

     Risk management is the responsibility of management and risk oversight is the responsibility of the Board. The Board administers its risk oversight function principally through its division of responsibility within its committee structure, with each board committee being responsible for overseeing risk within its area of responsibility. For example, our Loan, Investment, and Asset/Liability Committee (the "Loan Committee") plays an important role in overseeing our loan functions and monitoring related risks. Responsibilities of our various committees are discussed below. Significant risk oversight matters considered by the committees are reported to and considered by the Board. Some significant risk oversight matters are reported directly to the Board, including matters not falling within the area of the responsibility of any committee. Types of risks with the potential to adversely affect the Company include credit, interest rate, liquidity, and compliance risks, and risks relating to our operations and reputation.

     Management regularly provides the Board and its various committees with a significant amount of information regarding a wide variety of matters affecting the Company. Matters presented to the Board and board committees generally include information with respect to risk. The Board and board committees consider the risk aspects of such information and often request additional information with respect to issues that involve risks to the Company. The Board and board committees also raise risk issues on their own initiative.

     To assist the Company with respect to risk management, and to assist the Board and board committees with respect to risk oversight, the Company employs a Senior Vice President & Corporate Risk Manager, who works to identify and assess risks in all parts of the Company. The Corporate Risk Manager reports to the Audit and Compliance Committee (the "Audit Committee"), attends meetings of the Audit Committee on a regular basis and attends Board and other committee meetings as needed. The Company also employs a Senior Vice President and Manager of Credit Review who also makes direct reports to the Audit Committee and the Loan Committee.

     The Company does not believe the Board's risk oversight function has had a significant effect on the Board's leadership structure, although a change in leadership structure could result in changes in the implementation of the risk oversight function.

Board Committees

     The Board of Directors has established certain standing committees of the Board, including an Audit & Compliance Committee, a Compensation & Personnel Committee, a Governance & Nominating Committee, and a Loan, Investment and Asset/Liability Committee.

     Audit & Compliance Committee. The Audit Committee operates under a formal written charter adopted by the Board. A copy of the Audit Committee charter is available at our website at www.wcb.com under the "About Us—Investor Information" tab and "Corporate Governance" subheading. The Audit Committee held nine meetings during 2009.

     During 2009, the Audit Committee was comprised of Mr. McDougall (Chair), Mr. Bragg, and Dr. Wilgenbusch. Each member of the Audit Committee is financially literate and meets the independence standards for members of public company audit committees set forth in Nasdaq listing standards and applicable Securities and Exchange Commission ("SEC") rules adopted under the Sarbanes-Oxley Act of 2002. Further, the Board of Directors has determined that Mr. McDougall meets the standards of an audit committee financial expert set forth in SEC regulations and is financially sophisticated as described in Nasdaq listing standards.

     The Audit Committee has sole authority to appoint or replace Bancorp's independent registered public accounting firm (sometimes referred to below as our "auditor") and is directly responsible for compensating and overseeing its work, including the annual audit. Our auditor reports directly to the Audit Committee, which evaluates its independence and performance at least annually. The Audit Committee must pre-approve all audit services and legally permitted non-audit services to be performed by our auditor. In addition, the Audit Committee is required to meet with our auditor and internal audit staff in executive sessions and to resolve any disagreements that arise between management and the auditors.

     The Audit Committee oversees the Company's internal audit function and is responsible for reviewing significant reports prepared by the internal audit department. The Audit Committee also assists the Board in overseeing the quality and integrity of Bancorp's accounting and reporting practices and has adopted procedures for the receipt and treatment of complaints regarding accounting matters. Finally, the Audit Committee oversees compliance with respect to certain regulatory matters, including SEC and bank regulatory issues.

     While the Audit Committee has the responsibilities and authority described above and in its charter, it is not the duty of the Audit Committee to plan or conduct audits or determine whether financial statements and other disclosures are complete, accurate, and in accordance with generally accepted accounting principles. These remain the responsibilities of our management and independent auditor.

     Compensation & Personnel Committee. The Compensation & Personnel Committee (the "Compensation Committee") operates under a formal written charter adopted by the Board. A copy of the Compensation Committee charter is available at our website at www.wcb.com under the "About Us—Investor Information" tab and "Corporate Governance" subheading. The Compensation Committee held seven meetings during 2009.

     During 2009, the Committee was comprised of Mr. Truitt (Chair), Mr. Ankeny, Mr. Bragg, Mr. McDougall, and Mr. Oliva. Each member of the Compensation Committee is a "non-employee director" under SEC Rule 16b-3 and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The Compensation Committee is charged with, among other things, approving the base salary, incentive compensation, stock option grants, restricted stock awards, employment agreements, change in control agreements, supplemental executive retirement plans, and other compensation of, and establishing performance goals and incentive opportunity levels for, our executive officers. In addition, the

Compensation Committee reviews the base salary and incentive compensation of other senior officers and the Company's most highly compensated employees. It also reviews and recommends to the Board restricted stock awards, stock option grants and change-in-control agreements for other employees. It is also responsible for periodically reviewing and making recommendations to the Board with respect to the adoption of employee benefit plans.

     Under its charter, the Compensation Committee has the authority to retain the services of outside compensation consultants to assist in the evaluation and determination of compensation levels and to approve the fees and other terms of their engagement. The Compensation Committee may also delegate its authority and responsibilities to its chair or subcommittees of one or more committee members as and when appropriate and permitted by law, but does not normally do so and has no standing delegation of authority on any matters. For additional information regarding the processes and procedures for the consideration and determination of our executive compensation, including the role of executive officers and consultants in that process, see "Executive Compensation—Discussion and Analysis of Executive Compensation Programs" below.

     In addition to its responsibilities relating to compensation matters, the Compensation Committee is required to review and assess on a periodic basis the Company's guidelines regarding director and employee stock ownership. The Compensation Committee is responsible for an annual review of our management succession plan and periodic reviews and recommendations with respect to human resource policies.

     The Compensation Committee also makes recommendations to the Board regarding all elements of compensation paid to our outside directors, including annual retainers, meeting fees, restricted stock awards, and stock option grants, although all elements of Board compensation are ultimately the responsibility of the full Board. See "Board of Directors—Director Compensation for 2009" below.

     Governance & Nominating Committee. The Governance & Nominating Committee (the "Governance Committee") operates under a formal written charter adopted by the Board. The charter is available at our website at www.wcb.com under the "About Us—Investor Information" tab and "Corporate Governance" subheading. The Governance Committee held two meetings in 2009. During 2009, the Committee was comprised of Dr. Wilgenbusch (Chair), Mr. Ankeny, Mr. McDougall, and Mr. Spence.

     The Governance Committee is charged with promoting sound principles and practices of corporate governance, identifying and recommending to the Board qualified individuals to serve as board members, including with respect to vacancies that occur on the Board from time to time, and evaluating the performance of the Board and committees of the Board (including itself). The Governance Committee also must review from time to time the qualifications and independence of members of the Board and each of its committees. The Governance Committee is also required to periodically review and recommend to the Board one or more codes of ethics applicable to directors, officers and employees consistent with sound business practices and applicable laws and regulations and to monitor compliance with these codes and certain other initiatives.

     Other specific duties and responsibilities of the Governance Committee include: regular monitoring and review of the appropriateness of the Company's corporate governance principles and practices; recommending to the Board specific criteria for determining independence of outside directors consistent with Nasdaq listing standards; recommending to the Board such changes to the Board's committee structures and committee functions as it deems advisable; confirming that each standing committee charter is reviewed at least annually by each committee; reviewing and assessing the quality and clarity of information provided to the Board and making such recommendations to management as it deems appropriate; evaluating the effectiveness of the Board's oversight of management; assessing the Board's performance and meeting annually with Board members to discuss its performance review; reviewing shareholder proposals and recommending appropriate action to the Board; and reviewing any proposed amendments to the Company's charter documents.

     Our Board has adopted a policy that provides for consideration of director candidates recommended by security holders. For a discussion of the Governance Committee's policies and procedures regarding recommendations for director nominees, see "Information Concerning Director Nominations" below.

     Loan, Investment, & Asset/Liability Committee. The Loan, Investment, and Asset/Liability Committee (the "Loan Committee") operates under a formal written charter adopted by the Board. A copy of the Loan Committee charter is available at our website at www.wcb.com under the "About Us—Investor Information" tab and "Corporate Governance" subheading. The Committee held 12 meetings during 2009. During 2009, the Loan Committee was comprised of Mr. Spence (Chair), Mr. Ankeny, Mr. Oliva, Mr. Sznewajs, and Mr. Truitt.

     The Loan Committee is responsible for initial review of loans in excess of management's authorized approval limits and loans involving insiders subject to Regulation O of applicable banking regulations. The Loan Committee is assigned the function of monitoring all lending policies, portfolio quality, delinquencies, collection and charge-off procedures, loan loss reserves, loan quality review guidelines, the credit review function, and approval and collateral evaluations. The Loan Committee also monitors loan concentrations, delinquency trends, composition of loans, exceptions to lending policy, and credit risk of off balance sheet items such as letters of credit and commitments to buy and sell loans or securities.

     Our Chief Credit Officer provides monthly reports to the Loan Committee. In addition, the Loan Committee receives monthly reports from the Chief Financial Officer or Asset/Liability Manager on net interest revenues, spreads, margins, liquidity, investment activities, prognosis of the market, strategies for investment and broker activities, and other relevant investment and other issues.

     In addition to the formal board committees, certain members of the Board attend meetings with Company management, and/or the Company's independent auditors on a quarterly basis to review and discuss the Company's quarterly earnings, Form 10-Ks and 10-Qs, and related matters prior to release to the public.

Shareholder Communications with the Board

     Shareholders may communicate with our Board of Directors directly. Bancorp will promptly forward all letters or other written communications addressed to the Board, a specific committee of the Board, or to an individual director. Such communications may be sent to the Company at its corporate offices. Communications will not be pre-screened.

     Shareholders and others wishing to submit a report to members of the Audit Committee on an anonymous and confidential basis regarding accounting, internal control, or auditing matters, potential securities law violations, or violations of the Company's Code of Conduct and Ethical Standards or Code of Ethics for Senior Financial Officers may do so by going to www.ethicspoint.com and following the prompts or by calling 1-866-297-0224.

Non-Employee Director Compensation for 2009

     The following table summarizes compensation paid to non-employee directors for services during the year ended December 31, 2009.

Name	Fees	Stock	Option	Non-Equity	Change in	All	Total
	Earned or	Awards	Awards	Incentive Plan	Pension	Other	($)
	Paid in	($)	(1)(2)	Compensation	Value and	Compen-
	Cash		($)	($)	Nonqualified	sation (4)
	($)				Deferred	($)
					Compensation
					Earnings (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Lloyd D. Ankeny	$79,600	$0	$6,274	$0	$0	$28	$85,902
Michael J. Bragg	$46,600	$0	$6,274	$0	$0	$28	$52,902
Duane C. McDougall	$59,300	$0	$6,274	$0	$0	$28	$65,602
Steven J. Oliva	$45,800	$0	$6,274	$0	$0	$28	$52,102
J.F. Ouderkirk(5)	$13,967	$0	$0	$0	$0	$28	$13,995
Steven N. Spence	$53,200	$0	$6,274	$0	$0	$28	$59,502
David J. Truitt	$54,400	$0	$6,274	$0	$0	$28	$60,702
Dr. Nancy A. Wilgenbusch	$47,300	$0	$6,274	$0	$0	$28	$53,602

1.	Reflects the grant date fair value of the option to purchase 9,600 shares granted to each director estimated on the date of grant using the Black-Sholes option-pricing model in accordance with FASB ASC Topic 718.

2.	The following table shows the total number of stock options outstanding as of December 31, 2009, for each non-employee director:

No. of Stock
Options
Mr. Ankeny	23,450
Mr. Bragg	15,400
Mr. McDougall	20,450
Mr. Oliva	20,450
Mr. Spence	13,050
Mr. Truitt	17,450
Dr. Wilgenbusch	20,450

3.	Non-employee directors are entitled to participate in Bancorp's Directors' Deferred Compensation Plan (the "Directors' DCP"), under which directors may elect to defer payment of some or all of their directors fees. Earnings on contributions by each participant are dependent on the return on investments that the director selects from a list of publicly available mutual funds or Bancorp stock. See "Executive Compensation—Nonqualified Deferred Compensation for 2009" for a list of available investment options, which are the same as those available to our executives under the executives' plan. We do not make additional contributions or provide above-market or preferential earnings on fees deferred by directors under the Directors' DCP.

4.	The dollar amounts in column (g) reflect dividends that were paid on restricted stock in 2009 that were not factored into the grant date fair value of the award.

5.	Mr. Ouderkirk served as a director until April 2009, when he did not stand for re-election at the 2009 Annual Meeting of Shareholders.

     In establishing non-employee director compensation, the Compensation Committee and the Board of Directors considered information regarding the compensation paid to directors of the peer group companies listed under the heading "Executive Compensation—Discussion and Analysis of Executive Compensation Programs" below that was provided by Clark Consulting, a compensation consultant engaged by the Compensation Committee, along with director compensation information derived from other sources. Non-employee directors serving on the Board are paid an annual retainer and additional fees for attendance at certain Board and Board committee meetings.

     During 2009, the Board chair received an annual retainer of $64,000, while the Audit Committee and the Compensation Committee chairs received $44,000, and each other committee chair received an annual retainer of $38,000. All other directors received annual retainers of $32,000. Directors also received $300 for each board meeting attended. In addition, directors received $600 for each Board committee meeting attended (whether as a member of a committee or at the request of a committee) from January through April. From May through December each Board committee member was paid $600 only for Board committee meeting attended (whether as a member of a committee or at the request of a committee) on the same day as a regular Board meeting. From January through June, members of the Audit Committee (other than the Chair) received $600 for attending meetings with the Company's independent registered public accountants to analyze, review, and discuss the Company's quarterly earnings releases and Forms 10-Q, Form 10-K, and related matters. From July through December, such fee was paid to all directors who attended such meetings. Bancorp directors who also serve on the board of West Coast Trust received $600 for each meeting of the West Coast Trust board that they attended from January through April and $300 for each regular meeting attended from May through December. The West Coast Trust board chair received an additional $1,000 for the year.

     Recent practice has been to grant restricted stock awards and/or stock options to non-employee directors on an annual basis. In 2009, the directors were granted stock options at the board meeting held in conjunction with our annual meeting of shareholders as reflected in the preceding table. Stock options are not subject to vesting requirements.

Proposal 2-Approval of Tax Benefit Preservation Plan

     On October 23, 2009, the Company's Board of Directors unanimously adopted a Tax Benefit Preservation Plan (the "Benefit Preservation Plan") with Wells Fargo Bank, National Association, as Rights Agent, designed to preserve the Company's net operating losses, tax credits and other tax assets (the "Tax Attributes"). The Benefit Preservation Plan is currently in effect and, if our shareholders do not approve the Benefit Preservation Plan by October 25, 2010, the Benefit Preservation Plan will automatically expire on that date.

Background and Reasons for the Proposal

     The Benefit Preservation Plan is intended to protect shareholder value by attempting to diminish the risk of a limitation on the Company's ability to use the Tax Attributes under the Internal Revenue Code of 1986, as amended (the "Code"), and rules promulgated by the Internal Revenue Service.

     To the extent that the Tax Attributes do not otherwise become limited, the Company believes that it will be able to use a significant amount of the Tax Attributes to reduce its tax liability, and therefore these Tax Attributes are an important asset to the Company. If, however, the Company experiences an "ownership change," as defined in Section 382 of the Code, the Company's ability to use the Tax Attributes will be substantially limited, and the timing of the usage of the Tax Attributes could be substantially delayed, which could therefore significantly impair the value of the Tax Attributes. In general, an ownership change would occur if the Company's "5-percent shareholders," as defined under Section 382 of the Code, collectively increase their ownership in the Company by more than 50 percentage points over a rolling three-year period. Five-percent shareholders do not generally include certain institutional holders, such as mutual fund companies, that hold Company stock on behalf of several individual mutual funds where no single fund owns 5% or more of Company stock.

     As further described below, the Benefit Preservation Plan is intended to reduce the likelihood of such an "ownership change" occurring by deterring any person or group from becoming the "Beneficial Owner" (as such term is defined in the Benefit Preservation Plan ) of 4.9% or more of the Company's outstanding Common Stock, without the approval of our Board of Directors.

Description of the Plan

     The following description of the Benefit Preservation Plan is qualified in its entirety by reference to the text of the Benefit Preservation Plan, which is attached to this Proxy Statement as Appendix A. We urge you to read carefully the plan agreement in its entirety as the discussion below is only a summary.

     Under the Benefit Preservation Plan, since the record date of November 2, 2009, each share of the Company's common stock (the "Common Stock") carries with it one preferred share purchase right (a "Right") and each share of the Company's Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (the "Series B Preferred Stock") carries with it 50 Rights (subject to adjustment), until the Distribution Date (as such term is defined below) or earlier expiration of the Rights, as described below. Provisions similar to those applicable to the Series B Preferred Stock also apply to the Company's Mandatorily Convertible Cumulative Participating Preferred Stock, Series A (the "Series A Preferred Stock"), shares of which have since converted into Common Stock following receipt of the requisite shareholder approvals at the Company's January 20, 2010 Special Meeting of Shareholders.

     In general, the Rights will work to impose a significant penalty upon any person or group which becomes the "Beneficial Owner" (as such term is defined in the Benefit Preservation Plan) of 4.9% or more of the Company's outstanding Common Stock, without the approval of our Board of Directors. A person or group that holds Series A Preferred Stock or Series B Preferred Stock is generally treated as the Beneficial Owner of the Common Stock into which such preferred stock is convertible (notwithstanding any limitation or condition on the conversion of such preferred stock). In addition, the calculation of the number of shares of Common Stock "then outstanding" for purposes of determining percentage thresholds of ownership includes the number of shares of Common Stock into which outstanding shares of Series A Preferred Stock or Series B Preferred Stock would be convertible, notwithstanding any limitations or conditions on such conversion).

     In general, a shareholder who was a Beneficial Owner of 4.9% or more of the outstanding Common Stock as of October 23, 2009, will not trigger the Rights so long as such shareholder does not (i) become the Beneficial Owner of additional shares of Common Stock representing 0.2% or more of the shares of Common Stock then outstanding or (ii) become the Beneficial Owner of less than 4.9% ownership of the outstanding Common Stock and then reacquire shares that would result in such shareholder becoming the Beneficial Owner of 4.9% or more of the outstanding Common Stock. Our Board of Directors may, in its sole discretion, exempt any person or group for purposes of the Benefit Preservation Plan if it determines the acquisition by such person or group will not jeopardize the Tax Attributes or is otherwise in the Company's best interests.

     The Rights. From the record date of November 2, 2009, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, the Common Stock and the Series B Preferred Stock, as applicable. New Rights will also accompany any new shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock that are issued after November 2, 2009, until the Distribution Date or earlier expiration of the Rights.

     Exercise Price. Each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series C Junior Participating Preferred Stock, no par value, of the Company ("Series C Preferred Stock") for $30.00, subject to adjustment (the "Exercise Price"), once the Rights become exercisable. This portion of a share of Series C Preferred Stock will give the shareholder approximately the same dividend, voting, and liquidation rights as would one share of Common Stock (subject to certain exceptions described in the Benefit Preservation Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock). Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

     Exercisability. The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining Beneficial Ownership, from October 23, 2009 onwards, of 4.9% or more of the Company's outstanding Common Stock (or, if already the "Beneficial Owner" (as such term is defined in the Benefit Preservation Plan) of at least 4.9% of the Company's outstanding Common Stock, by acquiring beneficial ownership of additional shares of Common Stock representing 0.2% or more of the shares of Common Stock then outstanding), unless exempted by our Board of Directors. The date on which the Rights become exercisable is referred to as the "Distribution Date." Until that date or earlier expiration of the Rights, the Common Stock certificates, Series A Preferred Stock certificates and Series B Preferred Stock certificates will also evidence the Rights, and any transfer of shares of Common Stock or Series A Preferred Stock or Series B Preferred Stock will constitute a transfer of Rights. After that date, the Rights will separate from the Common Stock, Series A Preferred Stock and Series B Preferred Stock, and be evidenced by book-entry credits or by Rights certificates that the Company will mail to all eligible holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock. Any Rights held by an Acquiring Person are void and may not be exercised.

     Consequences of a Person or Group Becoming an Acquiring Person. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person or an affiliate or an associate of any Acquiring Person may, for payment of the Exercise Price, purchase shares of Common Stock with a market value of twice the Exercise Price, based on the market price of the Common Stock as of the acquisition that resulted in such person or group becoming an Acquiring Person (subject to certain exceptions described in the Benefit Preservation Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock).

     Exchange. After a person or group becomes an Acquiring Person, our Board of Directors may extinguish the Rights by exchanging one share of Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person or an affiliate or an associate of any Acquiring Person (subject to certain exceptions described in the Benefit Preservation Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock).

     Series C Preferred Stock Provisions. Each one one-hundredth of a share of Series C Preferred Stock, if issued:

     • will not be redeemable;

     • will entitle holders to dividends equal to the dividends, if any, paid on one share of Common Stock;

     • will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater;

     • will have the same voting power as one share of Common Stock (subject to certain exceptions described in the Benefit Preservation Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock); and

     • will entitle holders to a per share payment equal to the payment made on one share of Common Stock, if shares of Common Stock are exchanged via merger, consolidation or similar transaction.

     The value of one one-hundredth interest in a share of Series C Preferred Stock is expected to approximate the value of one share of Common Stock.

     Expiration. The Rights will expire on the earliest of (i) October 23, 2012, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the repeal of Section 382 or any successor statute, or any other change, if our Board of Directors determines that this Benefit Preservation Plan is no longer necessary for the preservation of the Tax Attributes, (v) October 25, 2010, if approval of the Benefit Preservation Plan by the Company's shareholders has not been obtained prior to such date, or (vi) a determination by our Board of Directors, prior to the time any person or group becomes an Acquiring Person, that the Benefit Preservation Plan and the Rights are no longer necessary for the preservation of the Tax Attributes or are no longer in the best interests of the Company and its shareholders.

     Redemption. Our Board of Directors may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person. If our Board of Directors redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.001 per Right. The redemption price will be adjusted if the Company has a stock split or stock dividends of Common Stock.

     Anti-Dilution Provisions. Our Board of Directors may adjust the Exercise Price, the number of shares of Series C Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Series C Preferred Stock or Common Stock.

     Amendments. The terms of the Benefit Preservation Plan may be amended by our Board of Directors without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person and does not become an exempt person prior to the Distribution Date, our Board of Directors may not amend the Benefit Preservation Plan in a way that adversely affects holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

Certain Considerations Relating to the Plan

     Our Board of Directors believes that attempting to protect the Tax Attributes through the Benefit Preservation Plan is in the Company's and our shareholders' best interests. Nonetheless, we cannot eliminate the possibility that an "ownership change" will occur even if the Benefit Preservation Plan is approved. You should consider the factors below when making your voting decision.

     Future Use and Amount of the Tax Attributes is Uncertain. Our use of the Tax Attributes depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Attributes at such time will exceed any potential Section 382 limitation.

     Potential Challenge to the Tax Attributes. The amount of the Tax Attributes has not been audited or otherwise validated by the Internal Revenue Service (the "IRS"). The IRS could challenge the amount of the Tax Attributes, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an "ownership change" has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an "ownership change" and attempt to reduce the benefit of the Tax Attributes even if the Benefit Preservation Plan is in place.

     Continued Risk of Ownership Change. Although the Benefit Preservation Plan is intended to diminish the likelihood of an "ownership change," we cannot assure you that it will be effective. The amount by which our ownership may change in the future could, for example, be affected by purchases and sales of stock by 5-percent shareholders and new issuances of stock by us, should we choose to do so.

     Potential Effects on Liquidity. The Benefit Preservation Plan is intended to deter persons or groups of persons from acquiring Beneficial Ownership of shares of our Common Stock in excess of the specified limitations. A shareholder's ability to dispose of our stock may be limited if the Benefit Preservation Plan reduces the number of persons willing to acquire our stock or the amount they are willing to acquire. A shareholder's ownership of our stock may become subject to the Benefit Preservation Plan upon actions taken by persons related to, or affiliated with, them. Shareholders are advised to monitor their Beneficial Ownership of our Common Stock carefully and to consult their own legal advisors to determine whether their Beneficial Ownership of our Common Stock approaches the proscribed level as defined in the Benefit Preservation Plan.

     Potential Impact on Value. The Benefit Preservation Plan could negatively impact the value of our stock by deterring persons or groups of persons from acquiring shares of our stock, including in acquisitions for which some shareholders might receive a premium above market value.

     Potential Anti-Takeover Effect. Our Board of Directors adopted the Benefit Preservation Plan to diminish the risk that our ability to use the Tax Attributes to reduce potential federal income tax obligations becomes limited. Nonetheless, the Benefit Preservation Plan may have an "anti-takeover effect" because it may deter a person or group of persons from, without obtaining the approval of our Board of Directors, acquiring Beneficial Ownership of 4.9% or more of our Common Stock or, in the case of persons or persons that already beneficially own 4.9% or more of our Common Stock, from acquiring Beneficial Ownership of any additional shares of our Common Stock. As the Benefit Preservation Plan will cause substantial dilution to any person or group who attempts to acquire such an interest in the Company without advance approval from our Board of Directors, one effect of the Benefit Preservation Plan may be to render more difficult or discourage any attempt to acquire the Company or a substantial interest in the Company without such approval.

Vote Required

     Per the terms of the Benefit Preservation Plan, shareholder approval of the Benefit Preservation Plan requires that the votes cast in favor of the Benefit Preservation Plan exceed the votes cast against the Benefit Preservation Plan by the holders of record of the outstanding shares of Common Stock on the record date. Shares that are not represented at the meeting, votes that are withheld, and shares not voted for the Benefit Preservation Plan by brokers or nominees will have no effect on the outcome of the voting on this proposal.

     The Board of Directors unanimously recommends that you vote FOR approving the Tax Benefit Preservation Plan.

     Proposal 3—Approval of Amendment to our 2002 Stock Incentive Plan

     On February 23, 2010, our Board of Directors adopted, subject to shareholder approval, an amendment to our 2002 Stock Incentive Plan (the "Stock Plan") to increase by 2,000,000 to 4,140,000 the total number of common shares that may be issued under the Stock Plan and to increase by 2,000,000 to 2,488,000 the number of shares that may be issued as restricted stock or as other awards based on common stock under Section 8 of the Stock Plan. Proposed amendments to the Stock Plan are reflected in Amendment No. 5 to the Stock Plan attached to this Proxy Statement as Appendix B, together with the Stock Plan in full as proposed to be amended.

Background and Reasons for the Proposal

     The Stock Plan was originally adopted by the Company in 2002. The Stock Plan initially authorized the issuance of up to 1,700,000 common shares pursuant to awards granted in accordance with the Stock Plan, but limited the number of shares available for restricted stock awards to 113,322 shares. The Stock Plan was amended in 2004 to increase the total number of shares that could be issued as restricted stock to 288,000, without increasing the total number of common shares available under the Stock Plan. The Stock Plan was twice amended in 2006, (i) first, (a) to increase the total number of shares that may be issued under the Stock Plan to 1,900,000 and (b) to increase the number of shares available for restricted stock awards to 488,000 and to expand the types of awards subject to the limitation to include both restricted stock and other awards based on stock, and (ii) second, to make mandatory, certain proportional adjustments to the number of shares that may be issued under the Stock Plan, the number of shares that may be issued as restricted stock or other stock awards under the Stock Plan, and the number and type of shares, and exercise price for outstanding options, in the event of a stock split, stock dividend or recapitalization affecting the Common Stock. The Stock Plan was amended in 2009 to increase by 240,000 to 2,140,000 the total number of common shares that may be issued under the Stock Plan.

     As of March 1, 2010, without giving effect to proposed amendments, 38,974 shares were available for future grants under the Stock Plan, all of which are available for restricted stock and other stock-based awards. The proposed amendment increases the total number of shares that may be issued under the Stock Plan to accommodate future awards. Such additional shares may be issued as stock options, restricted stock, or as other awards based on common stock under Section 8 of the Stock Plan.

Status of Awards

     The following is a summary of awards granted under the Stock Plan since inception:

	Option Shares	Option Shares	Shares Issued on	Restricted
	Granted	Outstanding	Option Exercises	Shares Issued
Named	357,390	324,019	33,371	166,125
Executive
Officers
Other	1,291,560	925,841	233,980	250,610
Employees
Directors	177,350	130,700	32,800	56,082
TOTAL	1,826,300	1,380,560	300,151	472,817

As of March 1, 2010, Bancorp and its subsidiaries employed approximately 777 employees eligible to participate in the Stock Plan. On March 11, 2009, the closing price of our common stock was $2.72.

     No new Stock Plan benefits have been allocated to executive officers, directors, or any specific individuals under the Stock Plan at this time. For information regarding awards granted under the Stock Plan to executive officers named in this proxy statement, please see "Executive Compensation" below.

     Description of the Plan as Proposed to Be Amended

     The complete text of the Stock Plan, as proposed to be amended, is included in Appendix B immediately following Amendment No. 5 to the Stock Plan. The following description of the Stock Plan summarizes its material features as proposed to be amended and is qualified in its entirety by reference to the Stock Plan included in Appendix B.

     Purpose. The purpose of the Stock Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its subsidiaries and affiliates with a stock plan providing incentives linked to the profitability of the Company's businesses and increases in shareholder value.

     Eligibility and Administration. Individuals eligible to participate include directors, officers, employees, and consultants of the Company or any of its subsidiaries or affiliates and prospective employees and consultants who have accepted offers of employment or engagement.

     The Stock Plan is administered by the Board of Directors directly based generally on recommendations of the Compensation Committee (such administrator is referred to herein as the "Committee"). If the Board elects, it may delegate its authority to the Compensation Committee or such other committee of the Board as the Board may from time to time designate. All or any portion of responsibilities and powers under the Stock Plan may, unless prohibited by applicable law or Nasdaq rule, be further delegated to any one or more of the members of a committee, or to any other person or persons.

     Types of Awards. The Stock Plan provides for both incentive and nonqualified stock options, restricted stock and other awards of common stock or awards that are valued in whole or in part by reference to common stock. The following is a brief description of the types of awards that may be granted under the Stock Plan:

     Options. The Stock Plan provides for stock options of two types: incentive stock options qualified under Section 422 of the Internal Revenue Code (the "Code") and nonqualified options. Each option will be evidenced by an option agreement approved by the Committee, which form of agreement may differ. With respect to each option grant, the Committee will have authority to determine, among other things, (i) the individuals to whom options may be granted, (ii) the number of shares of common stock subject to an option, (iii) the terms and conditions of an option, including exercise price, vesting conditions, any vesting acceleration, and the acceptable methods of exercise and payment of the exercise price, and (iv) whether an option will be an incentive or nonqualified option. Incentive stock options may be exercisable for not more than 10 years from the date of grant and must have an option price of not less than the fair market value of the underlying common stock on the date of grant. Under the terms of the Stock Plan, no individual may be granted options in any calendar year representing the right to receive in excess of 300,000 shares. The Stock Plan prohibits payment of dividends or dividend equivalents on stock options.

     Unless otherwise determined by the Committee, if a recipient of an option terminates services to the Company by reason of death, disability or retirement, any option held at that time will immediately vest in full and may thereafter be exercised until the expiration of the stated term of the option. Unless otherwise determined by the Committee or as described with respect to termination events following a Change in Control (as defined and described under the heading "Change in Control Arrangements" below), options held by an option holder terminated other than for Cause (as defined below) or by reason of death, disability, or retirement may be exercised to the extent then exercisable for three months from the date of termination or the balance of the stated term of the option, whichever is shorter. Unless otherwise provided by the Committee, options will terminate automatically if an option holder is terminated for "cause," as defined in an agreement with the Company or, if no agreement exists, conviction of a felony or willful and deliberate failure on the part of the participant to perform his or her employment duties in any material respect ("Cause"). If at any time an option is exercised after the expiration of applicable periods specified under Section 422 of the Code, the option will thereafter be treated as a nonqualified option for all purposes.

     Restricted Stock. Restricted stock awards are shares of common stock that may be subject to forfeiture during a specified vesting period if conditions are not satisfied, such as continued employment or attainment of individual or Company performance goals. From the date of issuance of shares of restricted stock, the recipient is entitled to the rights of a shareholder with respect to such shares, including voting and dividend rights. The Committee may award shares of restricted stock either alone or in addition to other awards, and restricted stock awards will be subject to such terms, conditions, and restrictions as the Committee determines.

     The Committee may, prior to or at the time of grant of restricted stock, designate the grant as a performance-based award. In the case of performance-based awards to covered employees under Section 162(m) of the Code, performance goals must be based on the attainment of specified levels of one or more of the following measures: stock price, earnings, earnings per share, return on equity, return on assets, asset quality, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, and liquidity, and must be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. The Stock Plan is designed to provide the Company with the flexibility to qualify compensation attributable to performance-based awards for deduction in full under Section 162(m) of the Code.

     Unless otherwise determined by the Committee, upon a participant's termination by reason of death or disability, all restrictions, including any performance goals, applicable to any restricted stock will lapse or be deemed earned in full, as the case may be, and such restricted stock will become fully vested and transferable to the full extent of the original grant. Other vesting conditions are determined by the Committee and set forth in forms of award agreements used by the Company from time to time.

     Changes in Control. All awards held by a participant will vest in full and become exercisable for the full term of an option if a participant's employment is terminated by the Company or its successor other than for Cause during the 24-month period following a Change in Control (as defined in the Stock Plan). The Stock Plan also contains look-back provisions providing for full vesting and exercisability for the entire stated term of an option agreement upon a Change in Control for individuals terminated other than for Cause after the Company executes an agreement that provides for a Change in Control but before closing of the transaction. Finally, the Committee may provide in an award agreement or otherwise that, during the 60-day period from and after a Change in Control, an optionee will have the right to the cash value of all or any part of an option (whether or not fully vested) based on the spread between a formula price approximating the price per share received in the Change in Control and the exercise price.

     Adjustments to Shares. In the event of a stock split (including a reverse stock split), a dividend or distribution paid in common stock, or a recapitalization of or affecting common stock, the aggregate number and kind of shares reserved for issuance under the Stock Plan, the maximum limitation upon the number of shares that may be issued as restricted stock or subject to stock options to be granted to a single participant in any fiscal year under the Stock Plan, the number, kind, and option price per share subject to each outstanding stock option, and the number and kind of shares subject to other awards granted under the Stock Plan, will be automatically adjusted proportionately, or substituted, to reflect the effect of such stock split, distribution paid in common stock, or recapitalization. Adjustments will be in the discretion of the Committee in the event of any merger or consolidation, separation (including a spin off), or other reorganization or change in capital structure.

     If any awards granted under the Stock Plan are forfeited or any option terminates, expires, or lapses without being exercised, the shares subject to such awards will again be available for issuance under the Stock Plan.

     Federal Income Tax Consequences. Certain awards granted under the Stock Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the recipient of an option will recognize no income or gain (for regular income tax purposes) upon either grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the amount by which the market value of the shares subject to the incentive stock option exceeds the exercise price is included in the alternative minimum taxable income of the optionee and may, under certain conditions, be taxed under the alternative minimum tax. If an employee exercises an incentive stock option and does not dispose of any of the option shares within either two years following the date of grant or one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as capital gain. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of applicable holding periods, any amount realized will be taxable as ordinary compensation income. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the time of exercise of an incentive stock option. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

     Certain awards under the Stock Plan will be treated as nonqualified options for federal income tax purposes. Under federal income tax law presently in effect, the recipient of a nonqualified option will recognize no income until the option is exercised. At the time of exercise of a nonqualified option, the optionee will realize ordinary income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of a nonqualified option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise is taxable to the recipient as capital gain, and will not result in any further deduction for the Company.

     The Committee may permit recipients of options to pay all or a portion of the exercise price for an option using previously acquired shares of common stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the recipient other than any gain recognized as a result of exercise of the option, as described above.

     An employee who receives restricted stock under the Stock Plan will generally realize taxable income in each year in which a portion of the shares vest based on the value of the shares at the time of vesting, unless a Section 83(b) election is made. If a Section 83(b) election is made, the employee will realize taxable income in the year of initial receipt based on the value of the shares at that time. The Company generally will be entitled to a tax deduction equal to the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount.

     Section 162(m) of the Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its executive officers named in the executive compensation section of the Company's proxy statement in any year ("named executive officers"). Under IRS regulations, compensation received through the exercise of an option or through grant or vesting of restricted stock will not be subject to the $1,000,000 limit if the option or grant and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval of a per-employee limit on the number of shares as to which options or grants may be made. Another requirement relates to the independence of the Board or committee of the Board considering and approving grants of awards and, in the case of restricted stock, applicable performance goals. Finally, the exercise price of an option may not be less than the fair market value of the common stock on the date of grant. The Stock Plan has been structured so that options and all restricted stock awards that are subject to performance goals described in the Stock Plan will meet the Section 162(m) requirements.

Vote Required

     Assuming a quorum is present at the meeting, the amendment to our Stock Plan will be approved if the votes cast in favor of the amendment exceed the votes cast against it. Shares not represented at the meeting, abstentions from voting, and broker non-votes will have no effect on the outcome of voting on the amendment. If the proposed amendment is not approved by shareholders, the Stock Plan will continue in effect as if no amendment had been made.

     The Board of Directors recommends that you vote FOR amending our 2002 Stock Incentive Plan as described above.

Proposal 4—Ratification of Selection of Independent Registered Public Accountants

     The Audit Committee has selected Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2010. Although the selection of independent auditors is not required to be submitted to a vote of the shareholders by the Company's charter documents or applicable law, the Board has decided to ask the shareholders to ratify the selection. If the shareholders do not approve the selection of Deloitte & Touche LLP, the Board will ask the Audit Committee to reconsider its recommendation.

     Provided that a quorum is present, the selection of Deloitte & Touche LLP as the Company's independent auditors will be ratified if the votes cast in favor of the proposal exceed the votes cast against it at the Annual Meeting. Shares that are not represented at the meeting, shares that abstain from voting on this proposal, and broker non-votes will have no effect on the outcome of the rating on this proposal.

     The Board of Directors recommends that you vote FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010.

MATTERS RELATED TO OUR AUDITORS

Auditors for Fiscal Year Ended December 31, 2009

     Deloitte & Touche LLP, our independent registered public accountants, performed audits of our consolidated financial statements for 2009 and our management's assessment that the Company maintained effective internal control over financial reporting as of December 31, 2009. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions. The representative will have the opportunity to make a statement at the annual meeting if he or she so desires.

Fees Paid to Independent Registered Public Accounting Firm

     The following table sets forth the aggregate fees paid to Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), for the years ended December 31, 2009, and December 31, 2008:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Description	Amount Paid	Amount Paid
Audit Fees (1)	$848,850	$678,620
Audit-Related Fees (2)	18,500	18,000
Tax Fees (3)	391,528	61,341
All Other Fees	0	0

(1)	Fees for audit services consist of:
	•	Audit of the Company's annual financial statements;

	•	Reviews related to obligations under the Federal Deposit Insurance Corporation Improvement Act;

	•	Reviews in connection with quarterly reports filed with the SEC;

	•	Includes approximately $130,000 in 2009 and approximately $140,000 in 2008 for preparation of internal control reports and related attestation services; and

	•	Other SEC-related work such as consents and other services.

(2)	Fees for audit-related services consist of benefit plan audits.

(3)	Fees for tax services consist of tax compliance services, including federal, state, and local tax preparation services and advice, and tax planning.

     Total fees paid to Deloitte & Touche LLP were $1.3 million of which $.39 million related to our successful private offering of securities and registered rights offering.

     The Audit Committee has adopted pre-approval policies and procedures for pre-approving work to be performed by Deloitte & Touche. Under Bancorp's pre-approval policy, the Audit Committee must pre-approve all audit and permitted non-audit services to be performed by our independent auditors. All services performed by Deloitte & Touche during 2009 were pre-approved by the Audit Committee.

     The Audit Committee has pre-approved the use of Deloitte & Touche for certain audit services and specific types of services characterized as audit-related and tax services. These categories include with respect to audit services, attestation services, services associated with SEC registration statements, and consultations with management relating to accounting disclosure of transactions or events. With respect to audit-related and tax services, these categories include due diligence and audit services relating to potential mergers and acquisitions, benefit plan audits, internal control reviews, consultations relating to disclosure treatment of transactions, tax preparation services, and tax planning and advice. For each category of services, the Audit Committee has set dollar limits on the amount of services that may be provided and has required that management or the auditors report back to the committee from time to time to inform members of services actually provided and costs therefor. The Audit Committee has delegated to the chair of the Audit Committee the authority to consider and pre-approve any management or other request for additional services to be performed by Deloitte & Touche.

Report of Audit Committee

     In discharging its responsibilities, the Audit Committee:
  Reviewed and held discussions with management and Deloitte & Touche relating to the Company's financial statements, internal control, the audit and financial reporting by Bancorp generally;

  Discussed and reviewed with Deloitte & Touche all matters the firm was required to communicate to and discuss with the Audit Committee under applicable standards, including those described in Statement on Auditing Standards No. 61, as amended; and

  Received from Deloitte & Touche the written disclosures and letter required by the Public Company Accounting Oversight Board regarding communication with the Audit Committee concerning independence and discussed with Deloitte & Touche its independence.
     Based on the Audit Committee's review of the audited consolidated financial statements and the various discussions with management and the independent accountants described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

Audit Committee Members

Duane C. McDougall (Chair), Michael Bragg, and Dr. Nancy Wilgenbusch.

OTHER BUSINESS

     The Board knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership Table

     The following table shows beneficial ownership as of February 1, 2010, of (i) Bancorp common stock beneficially owned by our current directors and nominees for director, the executive officers named in the summary compensation table, shareholders known to us to beneficially own more than 5% of our common stock, and all executive officers and directors of Bancorp as a group and (ii) Bancorp Series B Preferred Stock beneficially owned by one of our directors. No other officer or director beneficially owns any shares of Series B Preferred Stock. Beneficial ownership includes shares currently owned, shares that a person has a right to vote or transfer, and any shares that a person has a right to acquire within 60 days. To our knowledge, none of the listed shares have been pledged as collateral for loans or other indebtedness. Except as noted below, each holder has sole voting and investment power with respect to listed shares. At February 1, 2010, Bancorp had 87,171,666 shares outstanding.

	Number of Common
	Shares Beneficially		Percent of
Name and Address	Owned (1)(2)(3)(4)		Common (5)
5% or Greater Owners of Voting Securities

MFP Partners, L.P.	8,535,000	(6)	9.80%
25th Floor
667 Madison Avenue
New York, NY 10065

GF Financial, LLC	7,285,000	(7)	8.36%
1271 Avenue of the Americas
New York, NY 10020

Red Mountain Capital Partners II, LP	4,441,700	(8)	5.10%
Suite 925
10100 Santa Monica Blvd.
Los Angeles, CA 90067

Basswood Capital Management, LLC, et al	4,440,000	(9)	5.09%
10th Floor
645 Madison Avenue
New York, NY 10022

	Number of Common
	Shares Beneficially		Percent of
Name	Owned (1)(2)(3)(4)		Common (5)
Officers, Directors, and
Nominees for Director

Common Stock
Lloyd D. Ankeny	151,649		*
Michael J. Bragg	48,073	(11)	*
James D. Bygland	63,927	(12)	*
Anders Giltvedt	152,865		*
Simon Glick (7)(10)	7,285,000		8.36%
Duane C. McDougall	36,724		*
Xandra McKeown	39,048		*
Steven J. Oliva	140,263		*
John T. Pietrzak	0		*
Hadley S. Robbins	20,937		*
Steven N. Spence	32,806	(13)	*
Robert D. Sznewajs	341,287	(14)	*
David J. Truitt	54,330		*
Nancy Wilgenbusch	30,266		*
All directors and executive	8,397,175		9.58%
officers as a group
(12 persons)

Series B Preferred Stock

	Number of Series B
	Preferred Shares		Percent of Series B
Name	Beneficially Owned		Preferred Stock
Simon Glick	63,782	(10)(15)	17.65%

*Represents less than 1% of our outstanding common stock.

1.	Share amounts include shares subject to stock options exercisable within 60 days after February 1, 2010, as follows: Lloyd D. Ankeny, 23,450 shares; Michael J. Bragg, 15,400 shares; James D. Bygland, 31,701 shares; Anders Giltvedt, 99,765 shares; Duane C. McDougall, 20,450 shares; Xandra McKeown, 17,376 shares; Steven J. Oliva, 20,450 shares; Hadley Robbins, 5,451 shares; Steven N. Spence, 3,050 shares; Robert D. Sznewajs, 171,313 shares; David J. Truitt, 17,450 shares; Nancy Wilgenbusch, 20,450 shares; and by all directors and executive officers as a group, 456,306 shares.

2.	Share amounts include shares held under deferred compensation plans as to which participants have shared voting and dispositive power as follows: Lloyd D. Ankeny, 1,724 shares; Michael J. Bragg, 3,185 shares; James D. Bygland, 643 shares; Duane C. McDougall, 2,515 shares; Xandra McKeown, 144 shares; Steven J. Oliva, 20,692 shares; Steven N. Spence, 1,375 shares; David J. Truitt, 31,389 shares; and Nancy Wilgenbusch, 2,708 shares.

3.	Share amounts include restricted shares which, although not fully vested, possess full voting rights, as follows: James D. Bygland, 3,798 shares; Anders Giltvedt, 13,455 shares; Xandra McKeown, 8,528 shares; Hadley Robbins, 8,741 shares; and Robert D. Sznewajs, 32,225 shares; and by all directors and executive officers as a group, 66,747 shares.

4.	Share amounts include the following shares held in accounts under Bancorp's 401(k) Plan: James D. Bygland, 12,428 shares; Anders Giltvedt, 1 share; Xandra McKeown, 1,374 shares; Robert D. Sznewajs, 1,483 shares; and by all directors and executive officers as a group, 15,286 shares.

5.	Calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (the "Exchange Act").

6.	Based on information contained in the Schedule 13G jointly filed February 4, 2010 by MFP Partners, L.P ("Partners"), MFP Investors LLC, the general partner of Partners ("Investors"), and Michael Price, managing partner of Partners ("Price"). The Schedule 13G indicates Partners, Investors, and Price share voting and dispositive power with respect to the listed shares. Partners also beneficially owns (i) 8,732 shares of Series B Preferred Stock, which is convertible into 439,100 shares of common stock following transfer to third parties in a widely disputed offering and (ii) a Class C Warrant, which is exercisable to purchase 75,000 shares of Series B Preferred Stock, which are convertible into 3,750,000 shares of common stock following transfer to third parties in a widely disputed offering. Since Partners does not have the right to acquire these shares of common stock and will not have voting or dispositive power of such shares of common stock, the underlying shares of common stock are not included in the amount reported.

7.	Based on information contained in the Schedule 13D jointly filed February 1, 2009, by GFF Financial, LLC ("GFF"), Diaco Investments, L.P., 90% owner and manager member of GFF ("Diaco"), Signet, L.L.C., general partner of Diaco ("Signet"), and Simon Glick, managing member of Signet. The Schedule 13D indicates that GFF may be deemed to be the beneficial owner of the shares and that GFF, Diaco, Signet and Mr. Glick may be deemed to share voting and dispositive power with respect to the listed shares. GFF also directly owns: (i) 8,782 shares of Series B Preferred Stock, which is convertible into 439,100 shares of common stock following transfer to unaffiliated third parties in a widely dispersed offering and (ii) a Class C Warrant, which is exercisable for 55,000 shares of Series B Preferred Stock that would be convertible into 2,750,000 shares of common stock following transfer to unaffiliated third parties in a widely dispersed offering. Since GFF does not have the right to acquire these shares of common stock and will have no voting or dispositive power over such common stock, those underlying shares of common stock are not included in the amount reported.

8.	Based on information contained in the Schedule 13D jointly filed February 18, 2010 by Red Mountain Capital Partners LLC, Red Mountain Capital Partners II, L.P. ("RMCP II"), RMCP GP LLC, Red Mountain Capital Management, Inc., and Willem Mesdag. RMCP II reports that it has the sole power to vote and dispose of the listed shares and that other reporting persons are included because they may be deemed to control RMCP II and therefore have beneficial ownership of the listed shares.

9.	Based on information contained in the Schedule 13G jointly filed February 12, 2010 by Basswood Opportunity Partners, LP, Basswood Opportunity Fund, Inc., Basswood Capital Management, L.L.C., Marcel Lindenbaum, Matthew Lindenbaum, Bennett Lindenbaum, Nathan Jeremy Lindenbaum, Abigail Lindenbaum Taylor, and Victoria Lindenbaum Feder which indicates they may be deemed to be a group for purposes of Rule 13d-5(b) of the Exchange Act, and each member of the group may be deemed to beneficially own shares owned by other members of the group.

10.	Mr. Glick beneficially owns shares held by GFF as a result of his position and ownership interest in GFF. See Note 7.

11.	Share amounts include 1,604 shares owned by Mr. Bragg's spouse. Mr. Bragg disclaims any beneficial ownership of these shares.

12.	Share amounts include 60 shares owned by Mr. Bygland's stepson. Mr. Bygland disclaims any beneficial ownership of these shares.

13.	Share amounts include 2,000 shares owned by Mr. Spence's spouse. Mr. Spence disclaims any beneficial ownership of these shares.

14.	Share amounts include 268 shares owned by Mr. Sznewajs' spouse. Mr. Sznewajs disclaims any beneficial of these shares.

15.	Share amounts include 55,000 shares of Series B Preferred Stock issuable upon exercise of outstanding Class C Warrants that are exercisable within 60 days of February 1, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires that all of our executive officers and directors and all persons who beneficially own more than 10% of our common stock ("reporting persons") file reports with the SEC with respect to beneficial ownership of Bancorp common stock. We have adopted procedures to assist our directors and executive officers in complying with the Section 16(a) filing requirements.

     We believe that all executive officers and directors made all filings required by Section 16(a) on a timely basis during 2009, based solely upon our review of the copies of filings that we received with respect to the year ended December 31, 2009, and written representations from reporting persons.

MANAGEMENT

     Information with respect to our executive management team, other than Mr. Sznewajs, appears below. Information relating to Mr. Sznewajs, who is also a director, can be found under "Proposal 1—Election of Directors." Each of the executive officers listed below serves in the position listed at both Bancorp and the Bank.

James D. Bygland, 48	Mr. Bygland has served as Executive Vice President and Chief Information Officer for more than five years.

Anders Giltvedt, 50	Mr. Giltvedt has served as Executive Vice President and Chief Financial Officer for more than five years.

Kevin McClung, 40	Mr. McClung has served as Controller for more than five years and is presently a Senior Vice President.

Xandra McKeown, 52	Ms. McKeown has served as Executive Vice President and Manager of the Commercial Banking Group for more than five years.

Hadley S. Robbins, 53	Mr. Robbins has served as Executive Vice President and Chief Credit Officer since April 2007. Mr. Robbins previously served as a regional business banking manager and in other positions at Wells Fargo & Company, from October 2003 until joining Bancorp.

EXECUTIVE COMPENSATION

Discussion and Analysis of Executive Compensation Programs

     As part of our discussion of executive compensation in this proxy statement, we provide summaries of and derive examples from various plans and agreements, such as employment agreements, change in control agreements, equity incentive plans, and supplemental executive retirement agreements, that are complicated legal documents. For additional information regarding these legal documents, we refer you to the complete documents as they have been incorporated into our Annual Report on Form 10-K for the year ended December 31, 2009. Our annual report has been filed with the SEC and is available on its website at www.sec.gov. The Exhibit Index in our annual report directs you to where each of the exhibits incorporated into our annual report, including all agreements with our named executive officers, can be found. All of these documents can be obtained on the SEC website. All summaries or examples derived from these documents that are included in this proxy statement are qualified in their entirety by reference to the actual legal documents.

     Objectives and Basis for Compensation. The objectives of our compensation program for named executive officers are to attract, retain, motivate and reward highly qualified executives. As a general practice, the Compensation Committee targets total compensation of each named executive at the 65th percentile of the total compensation of executives holding similar positions at similarly situated bank holding companies, as modified upward or downward by the following factors:
  length of time in the position,

  scope of job responsibilities,

  current and long term job performance and potential for advancement,

  competitive market conditions for individuals holding similar positions, and the annual and longer term performance of our company.
Total executive compensation may also be affected by decisions to pay higher levels of compensation in order to attract superior executive talent in critical functions or to provide additional compensation outside of the normal annual review cycle to address retention issues.

     To assist the Compensation Committee in achieving the objectives of our compensation programs for executive officers, the committee has on a periodic basis retained the services of a consultant to conduct surveys and provide reports, updates and related advice to the committee regarding compensation paid to executive officers at similarly situated bank holding companies that hold positions similar to those of our named executive officers. In 2006, the committee retained the Compensation Group of Clark Consulting, Inc. ("Consultant"), to provide such services. The Consultant provided the committee with a report regarding executive compensation based on information derived from a banking and financial industry compensation survey and a customized survey of a peer group composed of the bank holding companies listed beginning on page 32 below ("the peer group").

     The Compensation Committee periodically compares the total annual compensation of each named executive to the total annual compensation of executives holding comparable positions at similarly situated bank holding companies. For the purpose of such comparisons, the committee considers base salary, annual bonus, and the value of stock options and restricted stock grants. The committee focuses primarily on total annual compensation rather than the various individual elements of compensation because total annual compensation is generally most important to executives. Further, focusing on total annual compensation allows us more flexibility to provide forms of compensation that are tailored to meet our goals and the particular executive's needs and wishes, either at the time of hire or later in the employment relationship. The Compensation Committee does not focus on supplemental executive retirement plans, life insurance, change in control agreements, and other compensation elements in its comparisons because it does not believe such comparisons are particularly meaningful, it is difficult to assign a value to certain elements, and it is not believed to be industry practice to do so.

     According to information provided by our Consultant, the total annual compensation of each of our named executive officers compares to the 65th percentile of 2008 total annual compensation of similarly situated executives at peer group companies as follows: Mr. Sznewajs: -26%; Mr. Giltvedt: -27%; Ms. McKeown: -22; Mr. Robbins: -26%; and Mr. Bygland: -48%. To calculate these percentages and the base salary percentages discussed below, our Consultant applied increase factors to its 2006 market data of 4% for 2007 and 7% for 2008.

     The Compensation Committee determined that it was not necessary to obtain and compare information from our Consultant regarding 2009 total annual compensation information of similarly situated executives at peer group companies. The decision was made in light of the Company's recent financial performance and the Committee's decision not increase the base salaries of or grant annual bonuses to named executive officers in 2009.

     Based on our review of the compensation arrangements discussed below, and our assessments of individual and corporate performance, we believe our executive compensation levels and the design of our executive compensation programs are effective.

     Goals. The compensation program and its various elements are designed to reward a combination of individual, department and/or corporate performance. How the various elements of the compensation program are designed to reward such performance is explained more fully below.

     Elements of Compensation. The primary elements of our compensation program for named executive officers are base salary, annual bonus, stock options, restricted stock, supplemental executive retirement plans, life insurance, change in control agreements, deferred compensation plans, and an employment contract with the President & CEO. In addition, named executive officers are eligible to receive other benefits that are generally available to all employees on a non-discriminatory basis, such as participation in and matching contributions under our 401(k) plan, vacations, and medical, dental, life, disability, and long term care insurance.

     Base Salaries. Base salaries of named executive officers were last adjusted effective January 1, 2007, to approximately the amounts shown under the subheading "Summary Compensation Table" in this section below. The Committee normally adjusts base salaries of named executive officers on the first day of each calendar year. It did not do so in 2008, 2009 or 2010 due to the Company's financial performance.

     Except for the absence of base salary adjustments in 2008, 2009 and 2010, it has been the practice of the Compensation Committee to target the base salary of each named executive officer at or slightly below the 65th percentile base salary of executives holding similar positions in our Consultant's report. According to information provided by our Consultant, the 2008 base salary of our named executive officers compares to the 65th percentile base salary in 2008 of similarly situated executives at peer group companies as follows: Mr. Sznewajs: -28%; Mr. Giltvedt: -23%; Ms. McKeown: -7%; Mr. Robbins: -8%; and Mr. Bygland: -23%. No survey was obtained for 2009.

     In addition to information previously received from our Consultant, in December 2009 the Company received information from Moss Adams LLP regarding the base salaries of named executive officers as part of a management study. Compared to executive officers holding similar positions in institutions of similar asset size in the geographic area, Moss Adams concluded that the base salaries of Mr. Sznewajs, Ms. McKeown and Mr. Robbins are either at or slightly above the median base salary, the base salary of Mr. Giltvedt seemed to be slightly higher than the median, and the base salary of Mr. Bygland appeared to be on the low end of median base salaries. Moss Adams conclusions were based on information contained in its own survey as well as information contained in surveys of SNL Financial and

Independent Community Bankers of America. Moss Adams was not acting as a compensation consultant in providing this information.

     As described in greater detail below, an increase in the base salary of a named executive officer also results in an increase in such officer's targeted annual bonus and benefit levels under the supplemental executive retirement and change in control agreements applicable to him or her and may also lead to increases in the number of stock options and restricted shares granted to such person.

     Annual Bonuses. In light of lower than expected corporate performance, annual bonuses have not been paid to Mr. Sznewajs since early 2007 (for 2006 performance) and since early 2008 to other named executives (for 2007 performance). Although no annual bonuses have been paid recently, this section describes the structure of Bancorp's annual bonus program.

     Annual bonuses allow named executives to earn additional annual cash compensation if performance goals and certain objective and subjective criteria are satisfied. The bonus paid each named executive officer is a function of the executive's bonus opportunity, the achievement of individual, department and/or corporate performance goals, and the Compensation Committee's discretion.

     The bonus opportunity of each named executive is a percentage of his or her base salary and, except in the case of our CEO, is proposed by the President and CEO and reviewed and approved annually by the Compensation Committee. For example, an executive with a base salary of $200,000 and a bonus opportunity of 50% has an opportunity to earn a bonus of $100,000, subject to achievement of individual, department and Company performance goals and to the discretion of the Compensation Committee. The bonus paid may be more or less than the amount of the bonus opportunity. This structure gives the Compensation Committee latitude to weigh factors it considers important when considering executive bonuses, including subjective factors.

     The bonus opportunity and the percentage of that opportunity that is allocated between individual, department and corporate goals for each named executive is as follows:

		Percent of Bonus Opportunity
		Allocated to Achievement of
	Bonus	Individual and	Corporate
	Opportunity*	Department Goals	Goals
Robert Sznewajs	100%	0%	100%
Anders Giltvedt	60%	25%	75%
Xandra McKeown	50%	50%	50%
Hadley Robbins	50%	50%	50%
James Bygland	30%	50%	50%
     *As a percentage of base salary.

     Our primary long-term corporate goals are to maintain a 10% or greater year-over-year growth in earnings per share and a 15% or greater return on average equity, tangible. The Company did not achieve its primary long term corporate goals in 2009. Our year-over-year earnings per diluted share declined to a loss of $3.13 in 2009, from a loss of $.38 in 2008, and earnings of $1.05 in 2007. Our return on average equity, tangible in 2009 was (46.47)%, down from (2.88)% in 2008, and 8.7% in 2007.

     In addition to our primary long-term corporate goals, other corporate goals considered by management and the Compensation Committee in determining the annual bonuses of each named executive included:
  regulatory compliance, corporate governance, and credit quality,

  strategic planning and execution of the strategic plan,

  the competitive environment, and

  customer and employee satisfaction survey results and community image.
     While the Company did not achieve its growth in earnings per share and return on equity, tangible goals, most corporate goals were achieved. Those goals that were not achieved were primarily due to entry of regulatory orders against the Bank and significant credit quality issues in certain parts of our loan portfolio, including residential construction loans. As a result of not achieving certain corporate goals, the Committee determined that each named executive should receive 0% for both the corporate goals part and the individual/ department part of his/her bonus opportunity.

     The individual and department performance goals of each named executive officer differed. Mr. Sznewajs had no individual or department goals. The individual and department performance goals of each of our named executives were as follows:

Officer	Performance Goal Areas
Mr. Giltvedt	Financial reporting, expansion strategies, capital management, and corporate projects.
Ms. McKeown	Origination and sale of certain commercial loan, deposit and related products, cross-sales, and customer satisfaction.
Mr. Robbins	Credit quality, loan losses and quality of reporting to our Board and its Loan, Investment & Asset/Liability Committee.
Mr. Bygland	Systems maintenance (including operational accuracy) and systems development (including new products and services).

The foregoing goals are general rather than specific. All named executives also have department goals relating to employee satisfaction.

     In light of the Committee's determination that no annual bonuses should be paid due to Bancorp's lower than expected financial performance, achievement of individual and department goals became irrelevant for purposes of determining annual bonuses.

     Restricted Stock and Stock Options. Restricted stock and stock options provide the Compensation Committee with important tools to attract, retain, motivate and reward named executive officers and to further align the interests of management with those of our shareholders. Restricted stock and stock option awards are designed to strengthen the mutuality of interests between Bancorp's shareholders and named executive officers by providing a portion of annual compensation in a form that gives the executive a proprietary interest in pursuing the long-term growth, profitability, and financial success of Bancorp. Stock option grants provide an additional incentive for named executive officers to build shareholder value since recipients only receive value from the grants if the price of our stock appreciates.

     In 2009, stock options were granted to each named executive officer. Stock options awarded in 2009 vest one-half annually over a two-year period. The vesting period helps retain named executive officers and is generally consistent with industry practice. Stock options expire ten years from the date of grant. Stock options granted in 2009 and earlier years were incentive stock options to the extent permitted by law. We chose to grant incentive stock options primarily, rather than non-qualified options, because of the additional incentive to hold the stock after exercise and the potential tax benefits provided to employees by incentive stock options.

     The number of stock options granted to each named executive was determined based on individual performance, the executive's potential, and a formula that takes into account the total number of option shares being granted to all employees being granted stock options (as determined by total dollars available for all such grants and our determination of the value of each option share using the Black-Scholes method), the executive's salary, and a multiplier based on the executive's job grade.

     In 2009, we increased the number of stock options granted to named executive officers and others, and did not award restricted shares, prompted by our perception that stock options will generally provide greater value to recipients than restricted stock. The overall cost of such equity-based compensation for accounting purposes dropped significantly in 2009 compared to 2008.

     In 2009 (and for many years prior), our board generally granted restricted stock and/or stock options to named executive officers at meetings held on the date of our annual shareholders meeting, a date shortly after we release first quarter earnings. The exercise price for options has been the closing reported sales price of our stock on that date of grant. Our practices in this regard have been consistent.

     Supplemental Executive Retirement Plans. The Compensation Committee approved entry into supplemental executive retirement agreements ("SERPs") with Mr. Sznewajs, Mr. Giltvedt, Ms. McKeown, and Mr. Bygland in 2003 and with Mr. Robbins in 2007. The SERPs were implemented to help retain key executives and remain competitive with others in our peer group. In a report provided by our Consultant in 2003, it was reported that 14 of the 19 bank holding companies in our peer group at the time provided SERPs to one or more executive officers. Information provided by our Consultant indicated that benefits to be provided to named executives under the SERPs would, with respect to percentage of base salary and payout periods, be in the mid-range of benefits provided by companies in our peer group at the time.

     The SERPs, as amended in 2005, tie the benefit provided to a percentage of final base salary. All named executives have elected to receive their SERP benefits in a lump sum payment rather than in a fiscal payment over 15 years, except that Mr. Giltvedt has elected a lump sum only in the event of benefits triggered by death. Each SERP includes non-compete and non-solicitation provisions. For more detailed discussion of the SERPs, see the discussion in this section below under the subheading "Pension Benefits for 2009."

     Prior to 2009, the SERPs generally vested at a rate of 10% per year upon either achievement of a return on equity, tangible of 10%, or in the discretion of the Committee. In early 2009, based on advice from our Consultant that vesting requirements are relatively uncommon in SERPs, the SERPs were amended to eliminate the requirement of a 10% per year return on equity, tangible for vesting to occur.

     Life Insurance. In 2003, we purchased bank-owned life insurance for Mr. Sznewajs, Mr. Giltvedt, Ms. McKeown, and Mr. Bygland and others to help recover the costs of projected employee benefits, provide key executives with another element of a comprehensive and competitive compensation package, reward those persons for past and future services, and encourage them to continue employment with us. In 2007, we purchased a term life insurance policy for Mr. Robbins. Life insurance benefits under the policies are $300,000 for Mr. Sznewajs and $200,000 for each other named executive officer. Additional life insurance coverage is provided under policies available to all employees.

     Change In Control Agreements. The Compensation Committee approved entry into change in control agreements ("CIC's") for Mr. Sznewajs, Mr. Giltvedt, Ms. McKeown, and Mr. Bygland in 2003 and Mr. Robbins in 2007. The CICs were implemented to help us retain the executives (particularly after a change in control has been proposed) and remain competitive with others in our peer group and in our market.

     Benefits under the CICs are payable to each named executive officer upon the occurrence of events described in the CICs. Those events require both a change in control (as defined in the CIC) and a termination of the employment of the named executive officer (i.e., a double trigger). CICs provided by some other companies provide executives with benefits solely upon the occurrence of a change in control (i.e., a single trigger). We believe our approach is more reasonable and reflective of our intent to compensate the executive in the event of a termination of employment.

     For a more detailed discussion of the terms and conditions of the CICs, see the discussion in this section below under the subheading "Potential Payments Upon Termination or Change in Control."

     Deferred Compensation Plan. We maintain an executive officers' deferred compensation plan which permits each named executive officer and others to defer all or part of his or her base salary, annual incentive bonuses, and commissions under the plan on a tax-deferred basis. The plan provides us with an additional opportunity to attract and retain senior officers by providing them with a tax-advantaged investment vehicle at a very nominal cost to us. We do not make contributions to the plan or pay or guarantee earnings to participants.

     An amount equal to participant deferrals is placed in a "rabbi" trust that is subject to the claims of our creditors. Plan participants have a number of investment options, including Bancorp stock. The return on contributions enjoyed by each participant depends on the return on the investments which the participant selects. Participants are fully vested in their plan benefits at all times. For more detailed discussion of the deferred compensation plan, see the discussion in this section below under the subheading "Nonqualified Deferred Compensation for 2009."

     Employment Contract with the CEO. We entered into a new employment agreement with Mr. Sznewajs that became effective on January 1, 2008 and continues for a three-year term that ends December 31, 2010. This agreement became effective immediately following the end of the term of our previous three-year agreement with Mr. Sznewajs. The agreement is consistent with the objectives of our compensation program to attract, retain, motivate and reward highly qualified executives. For more detailed discussion of the terms and conditions of the employment agreement, see the tables and related discussion below under the subheadings "Summary Compensation Table" and "Potential Payments Upon Termination or Change in Control."

     Role of Executive Officers. The base salaries, bonus payments, and number of stock options and restricted shares granted to Mr. Giltvedt, Ms. McKeown, Mr. Robbins, and Mr. Bygland were recommended to the Compensation Committee by our CEO and Executive Vice President of Human Resources and approved by the committee. The recommendations were reviewed with the Compensation Committee chair in advance of deliberations and action by the committee as a whole. Our CEO and Executive Vice President of Human Resources were present during the Compensation Committee's deliberations and approval process. The base salary, bonus payment, and number of stock options and restricted shares granted to Mr. Sznewajs were approved by the Compensation Committee in executive session.

     Compensation Recovery and Forfeiture Policies. We maintain the following provisions regarding the recovery, adjustment and forfeiture of compensation paid or due to named executive officers:

     Forfeiture of Equity Awards. The 2002 Plan provides that, in the event the employment of any holder of an option is terminated for cause, stock options of such holder, whether vested or unvested, will terminate. Termination "for cause" is defined as either conviction for committing a felony or willful and deliberate failure to perform job duties. Restricted stock that has not yet vested will also be forfeited upon any "for cause" termination. These provisions serve to protect our intellectual and human capital and help ensure that our executives act in the best interest of our company and its stockholders.

     Forfeiture and Recoupment Benefits. Each SERP applicable to our named executive officers provides that the executive will forfeit any benefits upon any termination of employment "for cause." An explanation of what constitutes "for cause" may be found in the discussion in this section below under the subheading "Potential Payments Upon Termination or Change in Control." Each agreement also provides that, if the non-competition or non-solicitation provisions of the agreement are violated, any payments made after the date of breach must be repaid and any remaining unpaid benefits will be forfeited.

     Recoupment of Annual Bonuses and Stock Gains. The Sarbanes-Oxley Act of 2002 provides that if a company is required to restate its financials due to material non-compliance with reporting requirements, the chief executive officer and chief financial officer must reimburse the company for (1) any bonus or other incentive- or equity-based compensation received during the 12 months following the first public release of later-restated financials, and (2) any profits from the sale of securities during those 12 months.

     Stock Ownership Policy Guidelines. We established the following policy and recommended guidelines regarding minimum ownership of Bancorp stock by our named executive officers:

Position:	Number of Shares:
Chief Executive Officer	90,000
Chief Financial Officer	38,500
Chief Credit Officer	22,500
Business Banking Manager	22,500
Chief Information Officer	22,500

Named executive officers are expected to achieve the indicated share ownership within three to five years of becoming an executive. Shares subject to stock options, whether vested or unvested, are considered owned for purposes of our stock ownership policy. During 2009, all named officers were in compliance with the policy.

     Accounting and Tax Treatments. Provisions of the Internal Revenue Code limit the deductibility of compensation in excess of $1 million, unless the compensation is "performance-based compensation" or qualifies under certain other exceptions. The Compensation Committee strives to qualify executive compensation for deductibility to the extent consistent with the best interests of our company, but deductibility is not the sole factor used by the committee in ascertaining appropriate levels or modes of compensation.

     Bank Holding Company Peer Group. The Consultant's 2006 report provided compensation-related information regarding the bank holding companies listed below (the "peer group"):

2006 Peer Group
CVB Financial Corp., CA
Umpqua Holdings Corporation, OR
Central Pacific Financial Corp., HI
PFF Bancorp, Inc., CA
First Community Bancorp, CA
Western Alliance Bancorp, NV
Frontier Financial Corporation, WA
Columbia Banking System, Inc., WA
Placer Sierra Bancshares, CA
TriCo Bancshares, CA
Vineyard National Bancorp, CA
Beverly Hills Bancorp, CA
Cascade Bancorp, OR
Heritage Commerce Corp., CA
AmericanWest Bancorp, WA
Columbia Bancorp, OR

     The Consultant's 2006 report included information regarding base salary, bonus, value of awarded stock options, value of restricted stock awards, and certain other compensation derived from various sources, including the proxy statements, of members of the peer group. The peer group used in the Consultant's 2006 report was jointly selected by the Compensation Committee, management and the Consultant.

Summary Compensation Table

     The following table summarizes the various elements of compensation paid to or earned by our chief executive officer, chief financial officer and other three most highly compensated executive officers during 2007, 2008, and 2009.

Name and	Year	Salary	Bonus	Stock	Option	Non-Equity	Change in	All Other	Total
Principal		($)	($)	Awards	Awards (2)	Incentive	Pension Value	Compensation (4)	($)
Position				(1) ($)	($)	Plan	and	($)
						Compen-	Nonqualified
						sation	Deferred
						($)	Compensation
							Earnings (3)
							($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert D. Sznewajs,	2009	$360,000	$0	$ 0	$19,572	$0	$27,148	$ 825	$407,545
President and	2008	360,000	0	258,964	76,324	0	37,267	13,395	745,856
Chief	2007	360,000	0	428,652	0	0	87,896	21,908	898,456
Executive
Officer
Anders Giltvedt,	2009	$200,000	$0	$ 0	$ 5,326	$0	$39,812	$ 320	$245,458
EVP/Chief	2008	200,000	0	131,529	20,595	0	38,836	4,254	395,189
Financial	2007	200,000	105,000	114,732	0	0	37,824	11,139	468,695
Officer
Xandra McKeown,	2009	$200,000	$0	$ 0	$ 4,509	$0	$43,321	$ 217	$248,047
EVP/Busines	2008	200,000	0	84,354	11,014	0	42,325	2,746	340,425
s Banking	2007	200,000	90,000	78,082	0	0	41,271	9,383	418,736
Hadley S. Robbins,	2009	$200,000	$0	$ 0	$ 4,509	$0	$53,229	$ 203	$257,941
EVP/Chief	2008	200,000	0	84,354	11,014	0	51,796	2,157	349,307
Credit	2007	166,667	111,200	131,570	57,876	0	38,012	4,807	510,026
Officer	(5)
James D. Bygland,	2009	$150,000	$0	$ 0	$ 3,692	$0	$26,060	$ 96	$179,848
EVP/Chief	2008	150,000	0	35,420	5,507	0	25,389	1,322	216,631
Information	2007	150,000	45,000	38,244	0	0	24,707	7,292	265,243
Officer

(1)	The dollar amounts in column (e) reflect the grant date fair value using the closing price of the stock on the grant date, with the exception that the value of the two 2008 awards to each named executive officer subject to a performance condition are based on probable outcome with respect to satisfaction of the performance condition, consistent with the recognition criteria in FASB ASC Topic 718 (excluding the effect of estimated forfeiture). Those two 2008 awards are subject to the price of Bancorp stock reaching $23.57 for a period of 20 consecutive business days on or before April 22, 2010 and April 22, 2012 and have been assigned a value of $8.16 per share. Additional details regarding restricted stock awards under the 2002 Plan are described in the tables below under the headings "Grants of Plan-Based Awards for 2009" and "Outstanding Equity Awards at Fiscal Year-End 2009."

(2)	The dollar amounts in column (f) reflect grant date fair value estimated on the grant date using the Black- Sholes option pricing model in accordance with FASB ASC Topic 718. Additional details regarding stock options granted under the 2002 Plan are described in the tables below under the headings "Grants of Plan- Based Awards for 2009" and "Outstanding Equity Awards at Fiscal Year-End 2009."

(3)	The dollar amounts in column (h) reflect increases in the actuarial present value of each executive's SERP using assumptions consistent with those used in our financial statements, as discussed in the table and related discussion under the subheading "Pension Benefits for 2009" below.

(4)	The dollar amounts in column (i) reflect dividends on restricted stock and 401(k) Plan matching contributions. No matching contributions were made with respect to 2008 and 2009 contributions to the 401(k) Plan.

(5)	Bonus amount includes $36,200 paid as a signing bonus when Mr. Robbins joined the Company in April 2007.

     Under Mr. Sznewajs's employment agreement, which expires December 31, 2010, Mr. Sznewajs is entitled to receive an annual base salary of $360,000, subject to upward adjustment only based on reviews to occur annually. In addition to base salary, Mr. Sznewajs's annual cash bonus opportunity is 100% of his annual base salary. Mr. Sznewajs is also entitled to participate in our stock incentive plan, all employee pension, welfare and insurance benefit plans or programs, and such fringe benefits as are available to other senior executives. We have agreed to consider annually whether to provide Mr. Sznewajs retiree medical benefits.

Grants of Plan-Based Awards for 2009

     The following table sets forth certain information concerning individual grants of equity and non-equity awards to the named executive officers during the year ended December 31, 2009. No previously issued stock options were repriced or otherwise modified in 2009.

Name	Grant	Estimated Future Payouts			Estimated Future Payouts			All Other	All Other	Exercise or	Grant Date
	Date	Under Non-Equity			Under Equity Incentive Plan			Stock	Option	Base Price	Fair Value
		Incentive Plan Awards			Awards			Awards:	Awards:	of Option	of Stock
								Number of	Number of	Awards (2)	and Option
		Thresh-	Target	Maxi-	Thresh-	Target (#)	Maxi-	Shares of	Securities	($/Share)	Awards (3)
		old	($)	mum	old		mum	Stock or	Underlying
		($)		($)	(#)		(#)	Units	Options (1)
								(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Robert D. Sznewajs	4/28/2009	--	--	--	--	--	--	--	29,950	$2.31	$19,572
Anders Giltvedt	4/28/2009	--	--	--	--	--	--	--	8,150	$2.31	$5,326
Xandra McKeown	4/28/2009	--	--	--	--	--	--	--	6,900	$2.31	$4,509
Hadley S. Robbins	4/28/2009	--	--	--	--	--	--	--	6,900	$2.31	$4,509
James D. Bygland	4/28/2009	--	--	--	--	--	--	--	5,650	$2.31	$3,692

(1)
Reflects stock option grants in 2009 under the 2002 Plan. Stock options are subject to a two-year vesting schedule, with one-half of each grant vesting on each of the first two anniversaries of the grant date, and expire 10 years from the grant date. Options may generally be exercised for a period of three months following termination of employment. Options vest immediately and remain exercisable for their stated term in the event of retirement, death, disability, or termination of employment within 24 months of a change in control affecting our company (extended to 36 months for Mr. Sznewajs under his change in control agreement). Options held by employees terminated for cause terminate immediately.

(2)
The exercise price is equal to the closing price of Bancorp stock on the grant date. The option exercise price may be paid in cash, by surrendering vested shares owned by the executive officer for cancellation, by canceling sufficient option shares to pay the exercise price, in a cashless exercise through a broker, or a combination of the foregoing.

(3)
The grant date fair value of stock options granted in 2009 was $0.6535 per share, which amount was determined using the Black-Scholes option pricing model based on the assumptions described in Note 14 to our audited financial statements included in the 2009 10-K.

Outstanding Equity Awards at Fiscal Year-End 2009

     The following table sets forth certain information concerning outstanding equity awards held by named executive officers at December 31, 2009.

	Option Awards					Stock Awards
Name	Number of	Number of	Equity	Option	Option	Number of	Market Value	Equity	Equity
	Securities	Securities	Incentive	Exercise	Expiration	Shares or	of Shares or	Incentive	Incentive
	Underlying	Underlying	Plan	Price	Date (1)	Units of	Units of	Plan	Plan Awards:
	Unexercised	Unexercised	Awards:	($)		Stock That	Stock That	Awards:	Market or
	Options	Options (1)	Number of			Have Not	Have Not	Number of	Payout Value
	(#)	(#)	Securities			Vested (2)	Vested (3)	Unearned	of Unearned
	Exercisable	Unexercisable	Underlying			(#)	($)	Shares,	Shares, Units
			Unexercised					Units or	or Other
			Unearned					Other	Rights That
			Options					Rights That	Have Not
			(#)					Have Not	Vested (3)
								Vested (4)	($)
								(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	101,860			$12.27	1/01/2010	18,999	$39,898	12,900	$27,090
	68,368			10.28	4/24/2011
	44,240			14.67	5/21/2012
Robert D. Sznewajs	5,079			16.24	4/22/2013
	29,100			20.64	4/26/2015
	15,863	5,287		27.50	4/25/2016
	8,663	25,987		12.75	4/22/2018
		29,950		2.31	4/22/2019
	33,550			$ 9.55	4/03/2010	7,662	$16,090	5,650	$11,865
	19,752			10.28	4/24/2011
	13,600			14.67	5/21/2012
	10,100			16.24	4/22/2013
Anders Giltvedt	8,800			21.32	4/20/2014
	9,000			20.64	4/26/2015
	2,625	875		27.50	4/25/2016
	2,338	7,012		12.75	4/22/2018
		8,150		2.31	4/28/2019
	4,500			$16.24	4/22/2013	5,299	$11,128	3,150	$6,615
	4,450			21.32	4/20/2014
Xandra McKeown	5,000			20.64	4/26/2015
	2,175	725		27.50	4/25/2016
	1,250	3,750		12.75	4/22/2018
		6,900		2.31	4/28/2019
	4,200	4,200		$31.92	3/27/2017	5,512	$11,575	3,150	$6,615
Hadley S. Robbins	1,250	3,750		12.75	4/22/2018
		6,900		2.31	4/28/2019
	6,272			$ 9.20	4/27/2010	2,312	$4,855	1,450	$3,045
	7,715			10.28	4/24/2011
	7,000			14.67	5/21/2012
	4,000			16.24	4/22/2013
James D. Bygland	2,350			21.32	4/20/2014
	2,500			20.64	4/26/2015
	1,238	412		27.50	4/25/2016
	625	1,875		12.75	4/22/2018
		5,650		2.31	4/28/2019

(1)
All stock options expire 10 years after the grant date. Options granted in 2006, 2007, and 2008 vest and become exercisable in equal installments annually over a four-year period. Options granted in 2009 vest and become exercisable in equal installments annually over a two-year period.

(2)	Unvested awards of restricted stock vest as follows:

The following number of restricted shares from one 2008 grant vest if the price of Bancorp stock reaches $23.57 for a period of 20 consecutive business days on or before April 22, 2010: Mr. Sznewajs 2,600 shares; Mr. Giltvedt: 1,150 shares; Ms. McKeown: 650 shares; Mr. Robbins: 650 shares; and Mr. Bygland: 300 shares. The following number of restricted shares from a second 2008 grant vest if the price of Bancorp stock reaches such price for a period of 20 consecutive business days on or before April 22, 2012: Mr. Sznewajs: 10,300 shares; Mr. Giltvedt:

4,500 shares; Ms. McKeown: 2,500 shares; Mr. Robbins: 2,500 shares; and Mr. Bygland: 1,150 shares. The remainder of the restricted stock awards vest as follows:

Year of Vesting

	2010	2011	2012
Mr. Sznewajs	9,637	6,362	3,000
Mr. Giltvedt	3,412	2,575	1,675
Ms. McKeown	2,387	1,762	1,150
Mr. Robbins	2,181	2,181	1,150
Mr. Bygland	1,088	762	462

(3)	Based on the $2.10 closing price per share of our stock on December 31, 2009.

(4)	For a description of vesting terms of incentive-based awards see footnote (1) to the preceding "Grants of Plan- Based Awards for 2009" table.

Option Exercises and Stock Vesting for 2009

     The following table sets forth certain information concerning exercises of stock options and vesting of restricted stock by the named executive officers during the year ended December 31, 2009.

	Option Awards		Stock Awards
Name	Number of	Value Realized	Number of	Value Realized
	Shares	on Exercise	Shares	on Vesting (1)
	Acquired	($)	Acquired	($)
	on Exercise		on Vesting
	(#)		(#)
(a)	(b)	(c)	(d)	(e)
Robert D. Sznewajs	--	$ --	12,750	$30,945
Anders Giltvedt	--	$ --	4,499	$10,938
Xandra McKeown	--	$ --	2,913	$7,084
Hadley S. Robbins	--	$ --	2,181	$5,275
James D. Bygland	--	$ --	1,363	$3,312

(1)	Based on the closing price per share of our stock on the date of vesting.

Pension Benefits for 2009

     The following table sets forth certain information concerning Bancorp's supplemental executive retirement agreements ("SERPs") with named executive officers as of December 31, 2009.

Name	Plan Name	Number of Years	Present Value of	Payments During
		Credited Service	Accumulated	Last Fiscal Year
		(#)	Benefit (1)	($)
			($)
(a)	(b)	(c)	(d)	(e)
Robert D. Sznewajs	SERP for	10	$1,275,064	$0
	Robert Sznewajs
Anders Giltvedt	SERP for	9	$ 206,403	$0
	Anders Giltvedt
Xandra McKeown	SERP for	9	$ 237,195	$0
	Xandra McKeown
Hadley S. Robbins	SERP for	3	$ 143,037	$0
	Hadley Robbins
James D. Bygland	SERP for	10	$ 135,190	$0
	James Bygland

(1)	SERPs are individual contracts with each of our named executive officers that originally provided for specified benefit payments over a fixed 15-year term. The SERPs were amended in late 2008 to provide each named executive officer with an option to receive a lump sum payment at retirement. Mr. Giltvedt elected to receive a lump sum payment in the event of his death prior to normal retirement age. The other executive officers each elected to receive lump sum payments in all payment circumstances. The valuation method used to determine the present value of accumulated benefit in column (d) above and the increase in the present value of the benefit disclosed in column (h) of the Summary Compensation Table is consistent with Accounting Principles Board Opinion No. 12, as amended, and based on the actual terms of each SERP and a discount rate of six percent as specified in the SERPs. The same methods and assumptions were used to derive amounts included in our financial statements.

     We entered into a SERP with Mr. Robbins in April 2007. We entered into SERPs with each of our other named executive officers in August 2003, which SERPs were amended effective July 1, 2005. The SERPs were further amended in late 2008 to comply with section 409A of the Internal Revenue Code and to give each named executive officer a one-time opportunity, to be exercised on or before December 31, 2008, to elect to receive some or all SERP payments in a lump sum payment upon reaching retirement or normal retirement age, as the case may be. Each SERP is a non-qualified, unfunded plan that is designed to provide retirement benefits for the participant. Each SERP is further intended to assist in assuring each participant's continued service to our company.

     Benefit amounts payable under each SERP vary based on whether (1) a participant retired at normal retirement age or terminated employment in connection with a termination event under his or her change in control agreement, or (2) terminated employment due to early voluntary termination, early involuntary termination, or disability.

     All SERP benefits are equal to, or the lump sum payment is calculated based on the value of, a 15-year stream of monthly payments equal to 35% of the participant's final base salary, except that, in the event a participant terminates employment in connection with a termination event under his or her change in control agreement, monthly payments or lump sum amounts are based on 35% of projected base salary as of the participant's normal retirement date. In the event a participant terminates employment as a result of an early voluntary termination, early involuntary termination, or disability, his or her monthly payments or lump sum amounts will be based on annual benefit levels determined in accordance with a formula set forth in each participant's SERP that results in benefit amounts that increase over the participant's period of continued service, but not above the normal retirement benefit. No benefits are payable if a participant is terminated for cause (as defined in each participant's change in control agreement).

     Each SERP also includes non-competition and non-solicitation provisions that provide for a loss of future benefits and forfeiture of benefits received after a breach but before discovery if an executive competes with us in the states of Oregon or Washington or solicits our customers or employees (i) in the case of Mr. Sznewajs, within 36 months of any termination which triggers change in control benefits or 24 months of any other termination; and (ii) in the case of other named executives, within 24 months of any termination which triggers change in control benefits or 12 months of any other termination.

     Retirement, change in control, involuntary termination, and disability benefits of each participant are fully vested immediately. Voluntary termination benefits are presently vested as follows: Mr. Sznewajs, 100%; Mr. Giltvedt, 90%; Ms. McKeown, 90%; Mr. Robbins, 20%; and Mr. Bygland, 100%. Benefits not currently vested will continue to vest at a rate of 10% for each additional year of completed service. Each SERP may be amended only by mutual agreement, except that we may amend or terminate each SERP if laws or regulations change in a way that would result in benefits being taxable to the executive before receipt or in material financial penalties or other materially detrimental ramifications to our company, provided in any case vested benefits would be preserved.

Nonqualified Deferred Compensation for 2009

     The following table sets forth certain information regarding the accounts of named executive officers under Bancorp's executives' deferred compensation plan.

Name	Executive	Bancorp	Aggregate	Aggregate	Aggregate
	Contributions	Contributions in	Earnings in Last	Withdrawals/	Balance
	in Last FY	Last FY	FY	Distributions	at Last FYE (1)
	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Robert D. Sznewajs	$0	$0	$0	$0	$0
Anders Giltvedt	$0	$0	$30,193	$0	$166,480
Xandra McKeown	$0	$0	$1,185	$0	$10,898
Hadley S. Robbins	$0	$0	$39	$48,129	$0
James D. Bygland	$0	$0	($2,819)	$0	$1,453

(1)	Named executive officers have deferred amounts previously reported as compensation in the Summary Compensation Table into the executive's deferred compensation plan as follows: Mr. Giltvedt - $136,064; Ms. McKeown - $10,783; Mr. Robbins - $69,653; and Mr. Bygland - $8,494.

     Our executive officers' deferred compensation plan permits each named executive officer (and other senior executives) to defer all or part of his or her base salary, annual incentive bonuses, and commissions on a tax-deferred basis. We have not and do not make contributions to the plan or pay preferential earnings or guaranty interest to participants in the plan.

     Under the plan, an amount equal to deferrals under the plan is placed in a "rabbi" trust that is subject to the claims of our creditors. Participants have a number of investment options upon which to base earnings on deferred amounts, including our stock. The return on contributions enjoyed by each participant depends on the return on the investments that the participant selects. The following table shows currently available investment choices and annualized returns earned by those choices in 2009:

Performance
Plan Investment Choice	(annual return for 2009)
American Century Strategic Allocation: Conservative	14.3%
American Century Strategic Allocation: Moderate	20.6%
American Funds EuroPacific Growth Fund	38.7%
American Funds Growth Fund of America	34.5%
Baron Growth Fund	34.2%
Dodge & Cox Balanced Fund	28.4%
Federated Government Obligations Fund	0.01%
Federated High-Income Bond Fund, Inc. A	51.1%
Federated MDT Small Cap Value (1)	7.1%
Federated Stock	18.9%
Federated Total Return Bond Instl	12.1%
Manager's AMG Systematic Value Fund	23.0%
West Coast Bancorp Stock	(67.6)%

(1)	This investment option was only available during the second though fourth quarters of 2009 and returned 30.83% during such period.

     Contributions and earnings may be withdrawn following termination of employment or upon the occurrence of a financial hardship approved by the plan administrator.

Equity Compensation Plan Information

     The following table summarizes information regarding shares of Bancorp stock that may be issued upon exercise of options, warrants and rights under Bancorp's existing equity compensation plans and arrangements as of December 31, 2009. All of our plans or arrangements under which equity compensation may be awarded have been approved by shareholders. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options, warrants, and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

	A. Number of	B. Weighted-	C. Number of securities
	securities to be	average	remaining available for
	issued upon	exercise price	future issuance under
Plan Category	exercise of	of outstanding	equity compensation plans
	outstanding	options,	(excluding securities
	options, warrants,	warrants, and	reflected in column A)
	and rights	rights
Equity
compensation plans	1,746,752	$13.08	31,429
approved by
shareholders (1)
Equity	0	N/A	0
compensation plans
not approved by
shareholders
Total	1,746,752	$13.08	31,429

16.	Future grants may be made only under the 2002 Plan. The number of shares shown in column C as available for future issuance includes 31,429 shares available for restricted stock grants.

Potential Payments Upon Termination or Change in Control

     The following five tables set forth certain information concerning payments and other benefits that would have been payable to our named executive officers in the event of a termination of employment on December 31, 2009, under various circumstances described in the tables. The tables assume no changes in benefits or vesting are made by our Board. None of our officers other than Mr. Sznewajs is entitled to severance payments solely as a result of a termination of employment. Mr. Sznewajs may be entitled to severance under the terms of his employment agreement. All of our named executive officers have entered into a change in control agreement (a "CIC agreement") with us that provides severance benefits if his or her employment is terminated by us without cause or by the executive for good reason (which includes changes in job responsibilities) within a certain period after a change in control of our company (referred to as a "CIC" in the following tables). We have not entered into any agreements or plans that provide benefits to our named executive officers solely as a result of a change in control. Except as noted in the footnotes to the tables, all amounts are payable by Bancorp.

Robert D. Sznewajs, President and Chief Executive Officer

	Voluntary Terminations			Involuntary Terminations			Death	Disability
				(Other Than Death and Disability)
	For Good	For Good	Any Other	Without	Without	Any Other
	Reason	Reason With	Voluntary	Cause and	Cause and	Involuntary
	Without CIC	CIC	Termination	Without CIC	With CIC	Terminations
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Cash
Severance (1)	$360,000	$1,080,000	$ 0	$360,000	$1,080,000	$ 0	$ 0	$ 0
Restricted Stock
Vesting (2)	66,992	66,992	66,992	66,992	66,992	0	66,992	66,992
Stock Option
Vesting (2)	0	0	0	0	0	0	0	0
SERP
Benefits (3)	0	0	0	0	0	0	0	0
Health
Benefits (4)	12,265	18,398	0	12,265	18,398	0	0	0
Life Insurance
Proceeds (5)	0	0	0	0	0	0	900,000	0
Outplacement (6)	0	10,000	0	0	10,000	0	0	0
Tax Gross-up
(Est.) (7)	0	0	0	0	0	0	0	0
Total	$439,253	$1,175,386	$66,988	$439,253	$1,175,386	$ 0	$966,988	66,988

(1)	Dollar amounts in columns (a) and (d) are comprised of amounts that would be due to Mr. Sznewajs under his employment agreement, under which, in the event he terminates his employment with us for "good reason" or we terminate his employment without "cause," each as described in his employment agreement and summarized in the discussion that follows these tables, he is entitled to receive a lump sum payment equal to the sum of:

  Base salary for his remaining contract term (through December 31, 2010);

  Annualized bonus for the year termination occurs (in this case zero for 2009);

  The average of the annualized bonus for the year termination occurs (in this case zero for 2009) and the actual bonus paid for the year before termination occurs (in this case zero for 2008) times the number of years remaining on the contract after termination occurs in this case, one); and

  His deemed matching and profit sharing contributions under our 401(k) plan (in this case zero).

All payments must be made within six months of termination. Mr. Sznewajs has no obligation to mitigate or offset amounts we pay him if he takes another position following termination.

Dollar amounts in columns (b) and (e) represent amounts that would be due to Mr. Sznewajs under his CIC agreement, under which, if he terminates his employment for "good reason," or if we or our successor terminate his employment other than for "cause," "disability," or death within three years of a change in control (or prior to a change of control but on or after the date a transaction is announced or should have been announced under applicable law), he is entitled to a lump sum payment equal to the sum of:

Three times his adjusted salary and average bonus; and Three times his deemed matching contribution under our 401(k) plan.

Cash payments due under Mr. Sznewajs's CIC agreement must be paid the first day of the seventh month following the date of a termination event, unless applicable regulations permit earlier payments, in which case payment must be made within 30 days of the date of termination.

(2)	All dollar amounts represent the value of the vesting in full of shares of restricted stock that were not vested as of December 31, 2009, calculated by multiplying the number of shares that would vest by the closing price of our stock on December 31, 2009, $2.10 per share (the "Year-End Price"). Mr. Sznewajs is entitled to vesting of all restricted stock and options with respect to various termination events described in the column headings as follows: (i) columns (a) and (d), under the terms of his employment agreement, (ii) columns (b) and (e), under the terms of his CIC agreement and the 2002 Plan, (iii) columns (c) and (f), under the terms of the 2002 Plan and related award agreements that provide for full vesting upon retirement, unless terminated for cause, and (iv) columns (g) and (h), under the terms of both the 2002 Plan and his employment agreement. No increase in incremental value is shown relating to the vesting of options because all of his unvested options have an exercise price above the Year-End Price.

(3)	Mr. Sznewajs is fully vested in his SERP benefits; accordingly, he receives no incremental benefits under his SERP upon the occurrence of any of the described events, other than death or disability.

(4)	Dollar amounts in columns (a) and (d) represent total COBRA payments for 12 months that we would be obligated to pay under Mr. Sznewajs's employment agreement, provided that our obligation to make these payments terminates if he qualifies for group health coverage from a subsequent employer. Dollar amounts in columns (b) and (e) represent total COBRA payments for 18 months that we would be obligated to pay under Mr. Sznewajs's CIC agreement, except that our obligation to make these payments will not exceed the maximum period for which COBRA coverage is provided by law.

(5)	The dollar amount in column (h) represents amounts that would be due to Mr. Sznewajs's heirs under our bank-owned life insurance program ($300,000) that provides a benefit to certain executives and our group term life insurance program ($600,000) that provides a benefit for employees generally equal to two times salary as of the date of death, subject to a cap of $600,000. Such amounts would be paid by insurance companies rather than by us. Figures do not include amounts payable under an accidental death and dismemberment policy ($600,000) that reflect a benefit available to employees generally equal to two times salary as of the date of accidental death, but also subject to a cap of $600,000.

(6)	Represents amounts available for outplacement services under his CIC agreement.

(7)	If severance benefits due to Mr. Sznewajs under his CIC agreement subject him to the federal excise tax imposed on benefits that constitute excess parachute payments under the Internal Revenue Code (the "Code"), he is entitled to be reimbursed for taxes on an after-tax basis. Mr. Sznewajs's severance benefits as of December 31, 2009, would not trigger an excise tax under the Code, so no gross-up payment is shown in this illustration.

Anders Giltvedt, Executive Vice President and Chief Financial Officer

	Voluntary Terminations			Involuntary Terminations			Death	Disability
				(Other Than Death and Disability)
	For Good	For Good	Any Other	Without	Without	Any Other
	Reason Without	Reason With	Voluntary	Cause	Cause and	Involuntary
	CIC	CIC	Termination	and	With CIC	Terminations
				Without
				CIC
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Cash
Severance (1)	$ 0	$400,000	$ 0	$ 0	$400,000	$ 0	$ 0	$ 0
Restricted Stock
Vesting (2)	0	27,955	0	0	27,955	0	27,955	27,955
Stock Option
Vesting (2)	0	0	0	0	0	0	0	0
SERP
Benefits (3)	0	155,782	0	0	155,782	0	820,186	25,628
Health
Benefits (4)	0	24,925	0	0	24,925	0	0	0
Life
Insurance
Proceeds (5)	0	0	0	0	0	0	600,000	0
Outplacement (6)	0	5,000	0	0	5,000	0	0	0
Tax Gross-up
(Est.) (7)	0	0	0	0	0	0	0	0
Total	$ 0	$613,662	$ 0	$ 0	$613,662	$ 0	$783,737	$183,737

(1)	Dollar amounts in columns (b) and (e) represent amounts that would be due to Mr. Giltvedt under his CIC agreement, under which, if he terminates his employment for "good reason," or if we or our successor terminate his employment other than for "cause," "disability," or death within two years of a change in control (or prior to a change of control but on or after the date a transaction is announced or should have been announced under applicable law), he is entitled to a lump sum payment equal to the sum of:

Two times his adjusted salary and average bonus; and Two times his deemed matching contribution under our 401(k) plan.

For purposes of calculating Mr. Giltvedt's severance payment under his CIC agreement, we have used the average of bonuses paid to him in 2008 and 2009 for services to our company in 2007 and 2008. Cash payments due under Mr. Giltvedt 's CIC agreement must be paid within 30 days of the date of a termination event.

(2)	All dollar amounts represent the value of the vesting in full of restricted stock that was not vested as of December 31, 2009, calculated by multiplying the number of shares that would vest by the Year-End Price. Mr. Giltvedt is entitled to vesting of all restricted stock and options, (i) with respect to termination events described in columns (b) and (e), under the terms of his CIC agreement and the 2002 Plan and (ii) with respect to termination events described in columns (g) and (h), under the terms of the 2002 Plan. No increase in incremental value is shown relating to the vesting of options because all of his unvested options have an exercise price above the Year-End Price.

(3)	Represents the incremental value of benefits that would become due to Mr. Giltvedt under his SERP upon certain termination events described in the table.

(4)	Dollar amounts in columns (b) and (e) represent total COBRA payments for 18 months that would be due to Mr. Giltvedt under his CIC agreement, except that our obligation to make these payments will end at the maximum period for which COBRA coverage is provided by law.

(5)	The dollar amount in column (h) represents amounts due to Mr. Giltvedt's heirs under our bank-owned life insurance program ($200,000) that provides a benefit to certain executives and our group term life insurance program ($400,000) that provides a benefit for employees generally equal to two times salary as of the date of death. Such amounts would be paid by insurance companies rather than by us. Figures do not include amounts payable under an accidental death and dismemberment policy ($400,000) that reflect a benefit available to employees generally equal to two times salary as of the date of accidental death.

(6)	Represents the amount available to cover outplacement services under his CIC agreement.

(7)	If severance benefits due to Mr. Giltvedt under his CIC agreement subject him to the federal excise tax imposed on benefits that constitute excess parachute payments under the Code, he is also entitled to be reimbursed for taxes on an after-tax basis. Mr. Giltvedt's severance benefits as of December 31, 2009, would not trigger an excise tax under the Code, so no gross-up payment is shown in this illustration.

Xandra McKeown, Executive Vice President of Commercial Banking.

	Voluntary Terminations			Involuntary Terminations			Death	Disability
				(Other Than Death and Disability)
	For Good	For Good	Any Other	Without	Without	Any Other
	Reason Without	Reason With	Voluntary	Cause	Cause and	Involuntary
	CIC	CIC	Termination	and	With CIC	Terminations
				Without
				CIC
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Cash
Severance (1)	$ 0	$400,000	$ 0	$ 0	$400,000	$ 0	$ 0	$ 0
Restricted Stock
Vesting (2)	0	17,743	0	0	17,743	0	17,743	17,743
Stock Option
Vesting (2)	0	0	0	0	0	0	0	0
SERP
Benefits (3)	0	150,024	0	0	150,024	0	748,105	26,9344
Health
Benefits (4)	0	15,518	0	0	15,518	0	0	0
Life
Insurance
Proceeds (5)	0	0	0	0	0	0	600,000	0
Outplacement (6)	0	5,000	0	0	5,000	0	0	0
Tax Gross-up
(Est.) (7)	0	0	0	0	0	0	0	0
Total	$ 0	$588,285	$ 0	$ 0	$588,285	$ 0	$767,767	$167,767

(1)	Dollar amounts in columns (b) and (e) represent amounts that would be due to Ms. McKeown under her CIC agreement with us, under which, if she terminates her employment with no for "good reason," or if we or our successor terminate her employment other than for "cause," "disability," or death within two years of a change in control (or prior to a change of control but on or after the date a transaction is announced or should have been announced under applicable law), she is entitled to a lump sum payment equal to the sum of:

Two times her adjusted salary and average bonus; and Two times her deemed matching contribution under our 401(k) plan.

(2)	For purposes of calculating Ms. McKeown's severance payment under her CIC agreement, we have used the average of bonuses paid to her in 2008 and 2009 for services to our company in 2007 and 2008. Cash payments due under Ms. McKeown's CIC agreement must be paid within 30 days of a termination event.

(3)	All dollar amounts represent the value of the vesting in full of restricted stock and stock options that were not vested as of December 31, 2009, calculated by multiplying the number of shares that would vest by the Year-End Price. Ms. McKeown is entitled to vesting of all restricted stock and options, (i) with respect to termination events described in columns (b) and (e), under the terms of her CIC agreement and the 2002 Plan and (ii) with respect to termination events described in columns (g) and (h), under the terms of the 2002 Plan. No increase in incremental value is shown relating to the vesting of options because all of her unvested options have an exercise price above the Year-End Price.

(4)	Represents the incremental value of benefits that would become due to Ms. McKeown under her SERP upon certain termination events described in the table.

(5)	Dollar amounts in columns (b) and (e) represent total COBRA payments for 18 months that would be due to Ms. McKeown under her CIC agreement, except that our obligation to make these payments will end at the maximum period for which COBRA coverage is provided by law.

(6)	The dollar amount in column (h) represents amounts due to Ms. McKeown's heirs under our bank-owned life insurance program ($200,000) that provides a benefit to certain executives and our group term life insurance program ($400,000) that provides a benefit for employees generally equal to two times salary as of the date of death. Such amounts would be paid by insurance companies rather than by us. Figures do not include amounts payable under an accidental death and dismemberment policy ($400,000) that reflect a benefit available to employees generally equal to two times salary as of the date of accidental death.

(7)	Represents the amount available to cover outplacement services under her CIC agreement. If severance benefits due to Ms. McKeown under her CIC agreement subject her to the federal excise tax imposed on benefits that constitute excess parachute payments under the Code, she is also entitled to be reimbursed for taxes on an after-tax basis. Ms. McKeown's severance benefits as of December 31, 2009, would not trigger an excise tax under the Code, so no gross-up payment is shown in this illustration.

Hadley S. Robbins, Executive Vice President and Chief Credit Officer

	Voluntary Terminations			Involuntary Terminations			Death	Disability
				(Other Than Death and Disability)
	For Good Reason	For Good	Any Other	Without	Without	Any other
	Without CIC	Reason	Voluntary	Cause	Cause and	Involuntary
		With CIC	Termination	and	With CIC	Terminations
				Without
				CIC
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Cash
Severance (1)	$ 0	$ 400,000	$ 0	$ 0	$ 400,000	$ 0	$ 0	$ 0
Restricted Stock
Vesting (2)	0	18,190	0	0	18,190	0	18,190	18,190
Stock Option
Vesting (2)	0	0	0	0	0	0	0	0
SERP
Benefits (3)	0	379,990	0	0	379,990	0	379,531	128,531
Health
Benefits (4)	0	8,940	0	0	8,940	0	0	0
Life
Insurance
Proceeds (5)	0	0	0	0	0	0	600,000	0
Outplacement (6)	0	5,000	0	0	5,000	0	0	0
Tax Gross-up
(Est.) (7)	0	356,805	0	0	356,805	0	0	0
Total	$ 0	$1,168,925	$ 0	$ 0	$1,168,925	$ 0	$998,180	$398,180

(1)	Dollar amounts in columns (b) and (e) represent amounts that would be due to Mr. Robbins under his CIC agreement with us, under which, if he terminates his employment for "good reason," or if we or our successor terminate his employment other than for "cause," "disability," or death within two years of a change in control (or prior to a change of control but on or after the date a transaction is announced or should have been announced under applicable law), he is entitled to a lump sum payment equal to the sum of:

Two times his adjusted salary and average bonus; and Two times his deemed matching contribution under our 401(k) plan.

For purposes of calculating Mr. Robbins's severance payment under his CIC agreement, we have used the bonuses paid to him in 2008 and 2009 for services to our company in 2007 and 2008. Cash payments due under Mr. Robbins's CIC agreement must be paid within 30 days of a termination event.

(2)	All dollar amounts represent the value of the vesting in full of restricted stock that were not vested as of December 31, 2009, calculated by multiplying the number of shares that would vest by the Year-End Price. Mr. Robbins is entitled to vesting of all restricted stock and options, (i) with respect to termination events described in columns (b) and (e), under the terms of his CIC agreement and the 2002 Plan, and (ii) with respect to termination events described in columns (g) and (h), under the terms of the 2002 Plan. No increase in incremental value is shown relating to the vesting of options because all of his unvested options have an exercise price above the Year-End Price.

(3)	Represents the incremental value of benefits that would become due to Mr. Robbins under his SERP upon certain termination events described in the table.

(4)	Dollar amounts in columns (b) and (e) represent total COBRA payments for 18 months that would be due to Mr. Robbins under his CIC agreement, except that our obligation to make these payments will end at the maximum period for which COBRA coverage is provided by law.

(5)	The dollar amount in column (h) represents amounts due to Mr. Robbins's heirs under our bank-owned life insurance program ($200,000) that provides a benefit to certain executives and our group term life insurance program ($400,000) that provides a benefit for employees generally equal to two times salary as of the date of death. Such amounts would be paid by insurance companies rather than by us. Figures do not include amounts payable under an accidental death and dismemberment policy ($400,000) that reflect a benefit available to employees generally equal to two times salary as of the date of accidental death.

(6)	Represents the amount available to cover outplacement services under his CIC agreement.

(7)	If severance benefits due to Mr. Robbins subject him to the federal excise tax imposed on benefits that constitute excess parachute payments under the Code, he is also entitled to be reimbursed for taxes on an after-tax basis. Amount shown represents the estimated gross-up payment that would be due to Mr. Robbins under the terms of his CIC agreement to cover excise taxes arising out of severance benefits shown in the table.

James D. Bygland, Executive Vice President and Chief Information Officer

	Voluntary Terminations			Involuntary Terminations			Death	Disability
				(Other Than Death and Disability)
	For Good Reason	For Good	Any Other	Without	Without	Any Other
	Without CIC	Reason	Voluntary	Cause	Cause	Involuntary
		With CIC	Termination	and	and	Terminations
				Without	With
				CIC	CIC
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Cash
Severance (1)	$ 0	$300,000	$ 0	$ 0	$300,000	$ 0	$ 0	$ 0
Restricted Stock
Vesting (2)	0	7,900	0	0	7,900	0	7,900	7,900
Stock Option
Vesting (2)	0	0	0	0	0	0	0	0
SERP
Benefits (3)	0	76,015	0	0	76,015	0	700,128	0
Health
Benefits (4)	0	25,227	0	0	25,227	0	0	0
Life
Insurance
Proceeds (5)	0	0	0	0	0	0	500,000	0
Outplacement (6)	0	5,000	0	0	5,000	0	0	0
Tax Gross-up
(Est.) (7))	0	0	0	0	0	0	0	0
Total	$ 0	$414,442	$ 0	$ 0	$414,442	$ 0	$583,915	$83,915

(1)	Dollar amounts in columns (b) and (e) represent amounts that would be due to Mr. Bygland under his CIC agreement with us, under which, if he terminates his employment for "good reason," or if we or our successor terminate his employment other than for "cause," "disability," or death within two years of a change in control (or prior to a change of control but on or after the date a transaction is announced or should have been announced under applicable law), he is entitled to a lump sum payment equal to the sum of:

Two times his adjusted salary and average bonus; and Two times his deemed matching contribution under our 401(k) plan.

For purposes of calculating Mr. Bygland's severance payment under his CIC agreement, we have used the average of bonuses paid to him in 2008 and 2009 for services to our company in 2007 and 2008. Cash payments due under Mr. Bygland 's CIC agreement must be paid within 30 days of a termination event.

(2)	All dollar amounts represent the value of the vesting in full of restricted stock that were not vested as of December 31, 2009, calculated by multiplying the number of shares that would vest by the Year-End Price. Mr. Bygland is entitled to vesting of all restricted stock and options, (i) with respect to termination events described in columns (b) and (e), under the terms of his CIC agreement and the 2002 Plan and (ii) with respect to termination events described in columns (g) and (h), under the terms of the 2002 Plan. No increase in incremental value is shown relating to the vesting of options because all of his unvested options have an exercise price above the Year-End Price.

(3)	Mr. Bygland is fully vested in his SERP benefits; accordingly, he receives no incremental benefits under his SERP upon the occurrence of any of the described events, other than death.

(4)	Dollar amounts in columns (b) and (e) represent total COBRA payments for 18 months that would be due to Mr. Bygland under his CIC agreement, except that our obligation to make these payments will end at the maximum period for which COBRA coverage is provided by law.

(5)	The dollar amount in column (h) represents amounts due to Mr. Bygland's heirs under our bank-owned life insurance program ($200,000) that provides a benefit to certain executives and our group term life insurance program ($300,000) that provides a benefit for employees generally equal to two times salary as of the date of death. Such amounts would be paid by insurance companies rather than by us. Figures do not include amounts payable under an accidental death and dismemberment policy ($300,000) that reflect a benefit available to employees generally equal to two times salary as of the date of accidental death.

(6)	Represents the amount available to cover outplacement services under his CIC agreement.

(7)	If severance benefits due to Mr. Bygland subject him to the federal excise tax imposed on benefits that constitute excess parachute payments under the Code, he is also entitled to be reimbursed for taxes on an after-tax basis. Mr. Bygland's severance benefits as of December 31, 2009, would not trigger an excise tax under the Code, so no gross-up payment is shown in this illustration.

     The discussion below should be read in conjunction with the preceding tables illustrating payments that would be paid to our named executive officers in the event of a hypothetical termination on December 31, 2009. Significant provisions of our agreements with our named executive officers are discussed below, including definitions relating to employment termination that determine whether our executives will be entitled to severance benefits. Because our CIC agreements with our named executive officers require termination of employment in addition to a change in control, no executive will be entitled to severance payments due to a change in control alone.

     Agreement Terms Affecting Payments Due Upon A Termination of Employment Following a Change in Control. We have entered into CIC agreements with each of our named executive officers effective as of January 1, 2004, as amended, except in the case of Mr. Robbins whose agreement was entered into effective March 5, 2007. Each CIC agreement has a one-year term but provides for automatic extension for an additional year on each anniversary of the agreement, unless on or prior to September 30 of each year either we or the executive gives written notice terminating the agreement. If a "change in control" occurs, each agreement provides for an automatic extension of its term—to three years for Mr. Sznewajs and two years for each other executive.

     Each of our executives is entitled to severance benefits if he or she terminates his or her employment for "good reason," or if we terminate his or her employment other than for "cause," "disability," or death within a given period following a change in control – three years for Mr. Sznewajs and two years for all other executives. Severance benefits will also be payable if an executive is terminated other than for cause, disability or death prior to a change of control and such termination occurs on or after the date a transaction is announced or should have been announced under applicable securities or other laws. "Good reason" and "cause" in each CIC agreement are defined in substantially the same manner in which those terms are defined in Mr. Sznewajs's employment agreement, as described under the subheading "Agreement Terms Affecting Payments Due to Mr. Sznewajs Following Employment Termination" below.

     A "change in control" will be deemed to occur if:
  a person acquires 30% or more of our outstanding common stock, other than from us or in certain exempt transactions;

  directors in office at the time of each CIC agreement, including individuals elected as directors thereafter based on a nomination by our Board, cease for any reason to constitute a majority of the Board;

  we complete a merger, reorganization, or consolidation or sale of all or substantially all of our assets, unless (A) our shareholders prior to such transaction continue to own 50% or more of the common stock and 50% or more of the voting power of outstanding securities of the resulting entity, (B) no person has acquired 30% or more of our common stock or the combined voting power of its outstanding securities, and (C) a majority of our Board continues in office; or

  shareholders approve a liquidation.
     In the event an executive's severance benefits under his or her CIC agreement are triggered, he or she will be entitled to severance benefits, including payments, as illustrated in the preceding table for each of our executives.

     If any payments under a CIC agreement are determined to be subject to the federal excise tax imposed on benefits that constitute excess parachute payments under the Internal Revenue Code, the executive will be entitled to reimbursement for such taxes on an after-tax basis, again as illustrated in the preceding tables. Under certain circumstances, we may also be unable to deduct the resulting compensation expense for federal income tax purposes.

     Under each CIC agreement, the executive has agreed that he or she will assist us in evaluating any proposal for a change in control and not resign his or her position until the contemplated transaction is completed or abandoned. In addition, for a period after the change in control, if we want the executive to continue employment in a position or under circumstances that qualify as "good reason," the executive will be obligated to do so, provided such continued employment is for not longer than 90 days, in a reasonably comparable position, and occurs at the then current place of employment or at such other location as is agreeable to the executive. The executive will be entitled to severance benefits upon commencement of a continued employment period.

     Agreement Terms Affecting Payments Due to Mr. Sznewajs Following Employment Termination. We have entered into an employment agreement with Mr. Sznewajs that was effective beginning January 1, 2008, and continues for a three-year term, expiring on December 31, 2010. Mr. Sznewajs' employment agreement provides for severance benefits under certain circumstances as described in footnotes one and two to his table of benefits above. Whether or not Mr. Sznewajs receives benefits depends on the nature of the termination of his employment agreement.

     Mr. Sznewajs will receive severance benefits unless he quits or is terminated for "cause." We may terminate Mr. Sznewajs for cause only if (x) two-thirds of the members of the Board determine that cause exists based on substantial evidence, (y) Mr. Sznewajs is given reasonable notice of the board meeting called to make that determination, and (z) Mr. Sznewajs and his legal counsel are given an opportunity to address the board meeting. We may terminate Mr. Sznewajs for "cause" if:
  He engages in dishonest or fraudulent conduct involving the Company;

  He materially breaches the confidentiality provisions of his agreement;

  He is convicted on any felony charge or on a misdemeanor reflecting upon honesty;

  His acts or failures to act materially injure the Company's reputation, business affairs, or financial condition if injury could have been reasonably avoided by Mr. Sznewajs; or

  He fails or refusals to substantially perform his duties and does not cure such failure or refusal within a reasonable period following written notice.
Mr. Sznewajs will also be entitled to severance benefits if he terminates his employment for what is called "good reason" under his agreement. He may terminate his employment for "good reason" if:
  His salary is reduced or any compensation or benefit plan benefiting Mr. Sznewajs is reduced or eliminated in a manner that does not apply generally to all similarly situated employees;

  His responsibilities or duties are diminished;

  He is relocated to a location more than 35 miles from our Lake Oswego office; or

  We materially breach Mr. Sznewajs's employment agreement and fail to cure the breach within a reasonable period following written notice by Mr. Sznewajs.
Report of the Compensation Committee

     The Compensation & Personnel Committee ("Compensation Committee") discharges the responsibilities assigned to it by the Board of Directors with respect to compensation and personnel matters, including those relating to Bancorp's executive officers.

     In discharging its responsibilities, the Compensation Committee:
  Reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

  Based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement and furnished in the Company's annual report on Form 10-K for the year ended December 31, 2009, through its incorporation by reference from the proxy statement.
Compensation Committee Members

     David Truitt (Chair), Lloyd D. Ankeny, Michael J. Bragg, Duane McDougall, Steven J. Oliva

TRANSACTIONS WITH RELATED PERSONS

     Many of our directors and officers, members of their immediate families, and firms in which they have or had an interest were customers of and had transactions with the Bank or West Coast Trust during 2009 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectability or present other unfavorable features.

     Bancorp has adopted written policies and procedures for the review, approval and ratification of transactions with related persons. Related persons include our directors and named executive officers. The policies require that all transactions with related persons that are required to be publicly disclosed under Item 404 of Regulation S-K of the Securities and Exchange Commission ("SEC") be either approved or ratified by a designated Board committee.

     The policies require that all material facts of all transactions that require approval be reviewed and either approved or disapproved:
  Loan Committee Approval. With respect to loans and other extensions of credit, by the Loan Committee, with any members of the committee who are not independent abstaining from discussion and voting; and

  Governance Committee Approval. With respect to other transactions, by the Governance Committee.
     In determining whether to approve or ratify a transaction, the appropriate Board committee will take into account, among other factors determined to be appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-person under the same or similar circumstances and the extent of the related person's interest in the transaction. If advance approval of a transaction is not feasible, the transaction is considered and, if determined to be appropriate, ratified by the committee as soon as practical after its occurrence.

     No director may participate in any discussion or approval of a transaction for which he or she is involved, except that the director is required to provide all material information concerning the transaction to the committee. If a transaction will be ongoing, the appropriate committee responsible for approval of the transaction may establish guidelines for our management to follow in its ongoing dealings with the related person. The policy does not require pre-approval or ratification of any transaction with another entity in which the related person's only relationship is as an employee (other than an executive officer) of the entity.

     We will provide a complete written copy of the policy upon written request addressed to the Corporate Secretary at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Truitt, Ankeny, Bragg, McDougall, and Oliva served on the Compensation Committee during 2009. During 2009, none of our executive officers served on the Board of Directors of any entities whose directors or officers serve on our Compensation Committee.

INFORMATION CONCERNING DIRECTOR NOMINATIONS

     Director Qualifications. Minimum director qualifications to serve as a director of our Company include experience at a high level in business, government, or education, demonstrated leadership abilities, generalized or specific knowledge or other skills or qualities of particular value to the Board in fulfilling its responsibilities, and outstanding personal attributes such as unquestioned integrity, sound business judgment, and significant business, community or political contacts. In addition, a board candidate must have time and willingness to commit to being a productive and active member of the Board and committees of the Board on which he or she will serve. Our bylaws provide that persons who have reached the age of 72 may not stand for election, unless waived by the Board on a case-by-case basis. Finally, persons nominated to stand for election as one of our directors must be acceptable to our banking regulators.

     Sources of Nominee Recommendations. We receive suggestions for potential director nominees from a variety of sources including Board members, management representatives, advisors, and shareholders. The Governance Committee is authorized by its charter to retain a third-party search firm to assist it in identifying director candidates, but it has not done so recently. Two investors in our recent capital raise, GF Financial, LLC and Castle Creek Capital Partners, IV LP are each contractually entitled to designate one Board member subject to satisfaction of applicable legal and governance requirements. Those investors have designated Simon Glick and John Pietrzak, respectively, who have both been nominated to stand for election by the Governance Committee and the Board.

     Shareholder Nominee Recommendations to Governance Committee. It is the policy of the Governance Committee to consider shareholder recommendations concerning nominees for director. Shareholders wishing to suggest a candidate for nomination as a director by the Governance Committee should write to us at our corporate offices to the attention of the Chair of the Governance & Nominating Committee, care of the Corporate Secretary, and shall include:
  A statement that the writer is a shareholder and is proposing a candidate for consideration as a director nominee;

  Name and contact information for the candidate;

  A statement of the candidate's experience in business, government, or education and his educational background;

  Information regarding the candidate's qualifications, relationships with our customers, suppliers or competitors, and any relationship or understanding between the proposing shareholder and the candidate; and

  A statement that the candidate is willing to be considered and serve if nominated and elected.
Shareholders wishing to recommend a candidate for nomination should submit a recommendation not later than 120 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the previous year's annual meeting. Shareholder-recommended candidates will be evaluated using the same criteria used to evaluate all potential candidates for director, except that current directors whose performance as a director has been satisfactory or better will normally be favored over new candidates.

     Governance Committee Evaluation Process. The Governance Committee evaluates potential nominees by reviewing their qualifications, considering references as appropriate, conducting interviews as needed, and considering such other information as may be deemed relevant, including the needs of the Board at the time.

     Diversity Considerations. In considering which persons to nominate as directors for election by shareholders, the Governance Committee and Board consider many types of diversity. Bancorp's longstanding Corporate Governance Policy provides that the Board shall take into account its commitment to diversity among its membership. Qualified candidates are considered without regard to race, color, religion, sex, ancestry, national origin, disability, or any other factor that qualifies the candidate as a member of a protected class under applicable law. The governance policy also provides that the Board shall attempt to maintain geographic diversity and diversity in professional backgrounds among its members.

     In addition the provisions of our Corporate Governance Policy regarding diversity, the Governance Committee, as a matter of practice, may seek or favor a candidate with particular areas of expertise that complement our existing Board composition or satisfy legal requirements. In general, we seek a board that includes a diversity of perspectives and a broad range of experiences and includes individuals that possess the background, skills, expertise, and commitment necessary to make a significant contribution to our Company.

     Our Corporate Governance Policy regarding diversity is implemented by actively considering the various attributes of all suggested director nominees, and when appropriate, actively recruiting additional potential nominees. The Governance Committee and Board believe the process has been effective in developing and maintaining significant Board diversity.

     Direct Shareholder Nominations. In addition to our Governance Committee nominating process, our bylaws permit shareholders to directly nominate directors for consideration at an annual meeting of shareholders. In order to submit a nominee for consideration at an annual meeting of shareholders, a shareholder must comply with the notice provisions contained in our bylaws. Under our bylaws, a shareholder entitled to vote for the election of directors may nominate at a meeting persons for election as director only if written notice of such shareholder's intent to make a nomination is given to our Secretary, either by personal delivery or certified mail, not later than 60 days before the date of the annual meeting (provided that, if the date of a meeting is not publicly announced more than 90 days in advance, such notice must be given within 15 days after the first public disclosure of the annual meeting date).

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2011 Annual Meeting of Shareholders must be received by our Secretary before November 17, 2010, for inclusion in the 2011 Proxy Statement and form of proxy. In addition, if we receive notice of a shareholder proposal after January 30, 2011, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

     Our bylaws provide that no business may be brought before an annual meeting except by or at the direction of the Board, as specified in our notice of the meeting, or by any shareholder of record who delivers notice to our Secretary not less than 60 days in advance of such meeting (unless the date of the meeting has not been publicly announced by us more than 90 days prior to the meeting, in which case the shareholder's notice must be given within 15 days after we publicly announce the meeting date). To be effective, the shareholder's notice must include certain information about the matter proposed to be considered at the meeting and the shareholder providing the notice, as specified further in the bylaws. If the chair of an annual meeting determines that these advance notice procedures have not been complied with, he or she may declare that the business was not properly brought before the meeting and will not be considered.

HOUSEHOLDING MATTERS

     We are delivering a single Notice of Internet Access, and if requested, a single copy of our annual report and proxy statement to persons with the same last name residing in a single household or whom we reasonably believe are members of the same family, unless we have been notified that such persons prefer to receive individual copies of those documents. This practice is referred to as "householding."

     If you reside at an address that received only one copy of our Notice of Internet Access or, if requested, our annual report and proxy statement as a result of householding, we will deliver additional copies upon oral or written request to West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, Attn: Corporate Secretary, or by phone at (503) 684-0884.

     If you object to householding and wish to receive separate copies of documents in the future, you may contact either:

     1. Broadridge ("Broadridge") if your shares are held in an account at a brokerage firm or bank, at 1-800-542-1061. Please have your proxy card in hand in order to access your account and follow the automated instructions. You can also contact Broadridge in writing by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

     2. Wells Fargo Shareholder Services ("Wells"), our stock transfer agent, if your shares are directly registered with them, at 1-877-602-7615. Please have your proxy card in hand in order to access your account. The Company's code for use of Wells' automated system is 210.

If you received multiple copies of your Notice of Internet Access or other documents at a single address and would like to request delivery of a single copy in the future, please contact us or our transfer agent as described above.

ANNUAL REPORT TO SHAREHOLDERS

     Any shareholder may obtain without charge a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2009 including financial statements. Written requests for the Form 10-K should be addressed to Richard R. Rasmussen, Corporate Secretary of West Coast Bancorp, at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035.

VOTING VIA THE INTERNET OR BY TELEPHONE

     You may vote via the Internet at www.proxyvote.com or may vote telephonically by calling 1-800-690-6903. In either case, have either your Notice of Internet Availability of Proxy Materials or your proxy card in hand and follow the instructions. Votes submitted via the Internet or by telephone must be received by 8:59 pm (PT) on April 26, 2010 (April 22, 2010 for participants in West Coast Bancorp's 401(k) Plan), to be counted.

     The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

March 16, 2010	BY ORDER OF THE BOARD OF DIRECTORS

Richard R. Rasmussen
Executive Vice President
General Counsel and Secretary

Appendix A

West Coast Bancorp

and

Wells Fargo Bank, National Association

Tax Benefit Preservation Plan

Dated as of October 23, 2009

TAX BENEFIT PRESERVATION PLAN

     Tax Benefit Preservation Plan, dated as October 23, 2009 ("Plan") between West Coast Bancorp, an Oregon corporation (the "Company") and Wells Fargo Bank, National Association, as rights agent (the "Rights Agent").

W I T N E S S E T H

     The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on November 2, 2009 (the "Record Date") and 50 Rights (subject to adjustment as provided herein) for each share of Series A Preferred Stock and 50 Rights (subject to adjustment as provided herein) for each share of Series B Preferred Stock outstanding on the Record Date, each Right representing the right to purchase one one-hundredth of a share of Series C Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share, 50 Rights with respect to each share of Series A Preferred Stock, and 50 Rights with respect to each share of Series B Preferred Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date and the Final Expiration Date (as such terms are hereinafter defined).

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Definitions. For purposes of this Plan, the following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person (other than any Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Common Stock of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, any entity holding Common Stock for or pursuant to the terms of any such plan, or any Person becoming an Acquiring Person as a result of (A) the repurchase of Common Stock, Series A Preferred Stock or Series B Preferred Stock by the Company or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person, after becoming aware that such Person has become an Acquiring Person, becomes a Beneficial Owner of any additional Common Stock; provided, however, that, (i) any Person who or which would otherwise be an Acquiring Person as of the date of this Plan (such person, an "Existing Holder") will not be deemed to be an Acquiring Person for any purpose of this Plan prior to or after the date of this Plan unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes, individually or in the aggregate, the Beneficial Owner of additional Common Stock representing two-tenths of a percent (0.2%) or more of the Common Stock then outstanding, not including Common Shares obtained (1) pursuant to any agreement or regular-way purchase order for Common Stock that is in effect on or prior to the date of this Plan and consummated in accordance with its terms after the date of this Plan, or (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, (B) any other Person who is the Beneficial Owner of Common Stock becomes an Affiliate or Associate of such Person after the date of this Plan, or (C) such Person or any Affiliate or Associate of such Person exercises rights, options or warrants to acquire any Common Stock, Series A Preferred Stock or Series B Preferred Stock; provided, however, that the foregoing exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, Beneficially Owns less than 4.9% of the then-outstanding Common Stock, and (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of shares of Common Stock outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Stock, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, or (B) any other Person who is the Beneficial Owner of Common Stock becomes an Affiliate or Associate of such Person after the date of this Plan. Notwithstanding the foregoing, if (1) the Board of Directors of the Company determines that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and (2) such Person divests as promptly as practicable or agrees in writing with the Company to divest a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then, if the Board of Directors of the Company so chooses, such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Plan; provided, however, that the requirement in this clause (2) shall apply only if the actions specified therein are required by the Board of Directors of the Company.

          (b) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Plan and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person) whose Common Stock would be deemed owned constructively or indirectly by, or otherwise aggregated with, such first Person pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were Directors of the Company.

          (c) "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

          (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

     (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

     (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or after the satisfaction of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise (whether such rights are exercisable immediately or only after the passage of time or after the satisfaction of conditions); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); for the avoidance of doubt, (1) if a Person or any of such Person's Affiliates or Associates holds Series A Preferred Stock or a warrant, right or option to acquire Series A Preferred Stock, such Person shall be deemed to "beneficially own" the Common Stock into which such Series A Preferred Stock is convertible (notwithstanding any limitations or conditions on the conversion of the Series A Preferred Stock) and (2) if a Person or any of such Person's Affiliates or Associates holds Series B Preferred Stock or a warrant, right or option to acquire Series B Preferred Stock, such Person shall be deemed to

"beneficially own" the Common Stock into which such Series B Preferred Stock is convertible (notwithstanding any limitations or conditions on the conversion of the Series B Preferred Stock); or

     (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company.

     Notwithstanding anything in this Plan to the contrary, to the extent not within the foregoing provisions of this paragraph (d), a Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own" or have "beneficial ownership" of, any securities which such Person would be deemed to own (whether constructively, indirectly or otherwise) pursuant to Section 382.

     Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," (i) when used with reference to a Person's Beneficial Ownership of securities (other than Series A Preferred Stock and Series B Preferred Stock) of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder and (ii) shall include the number of Common Shares into which the Series A Preferred Stock then issued and outstanding is convertible (notwithstanding any limitations or conditions on the conversion of the Series A Preferred Stock) and shall include the number of Common Shares into which the Series B Preferred Stock then issued and outstanding is convertible (notwithstanding any limitations or conditions on the conversion of the Series B Preferred Stock).

          (e) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

          (f) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

          (g) "Common Stock" or "Common Shares" when used with reference to the Company shall mean the shares of common stock, no par value, of the Company. "Common Stock" or "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

          (h) "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

          (i) "Early Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

          (l) "Exempt Person" shall mean a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Common Stock, as determined after the date hereof by the Company's Board of Directors in its sole discretion, (i) will not jeopardize or endanger the availability to the Company of any income tax benefit or (ii) is otherwise in the best interests of the Company; provided, however, that such a Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person) regardless of the reason therefor.

          (m) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (n) "NASDAQ" shall mean the National Association of Securities Dealers, Inc. Automated Quotation System.

          (o) "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, estate or other entity, or a group of Persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

          (p) "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

          (q) "Record Date" shall have the meaning set forth in the second paragraph hereof.

          (r) "Redemption Date" shall have the meaning set forth in Section 7(a) hereof.

          (s) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

          (t) "Right" shall have the meaning set forth in the second paragraph hereof.

          (u) "Right Certificate" shall have the meaning set forth in Section 3(a) hereof.

          (v) "Section 382" shall mean Section 382 of the Internal Revenue Code of 1986, as amended, or any successor provision or replacement provision.

          (w) "Series A Preferred Stock" shall mean shares of Mandatorily Convertible Cumulative Participating Preferred Stock, Series A, no par value, of the Company.

          (x) "Series B Preferred Stock" shall mean shares of Mandatorily Convertible Cumulative Participating Preferred Stock, Series B, no par value, of the Company.

          (y) "Series C Preferred Stock" shall mean shares of Series C Junior Participating Preferred Stock, no par value, of the Company having the rights and preferences set forth in the Form of Articles of Amendment to Designate the Terms of Series C Junior Participating Preferred Stock attached to this Plan as Exhibit A.

          (z) "Shares Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person, prior to the earliest of the Redemption Date, the Early Expiration Date and the Final Expiration Date, that an Acquiring Person has become such.

          (aa) "Stockholder Approval" shall mean the approval of this Plan where the votes cast in favor of the Plan exceed the votes cast against it at the meeting of stockholders of the Company duly held in accordance with the Company's Restated Articles of Incorporation and Amended and Restated Bylaws and applicable law.

          (bb) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          (cc) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

          (dd) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

          (ee) "Treasury Regulations" shall mean final, temporary and proposed income tax regulations promulgated under the Internal Revenue Code of 1986, as amended, including any amendments thereto.

     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

     Section 3. Issue of Right Certificates. (a) Until the Close of Business on the tenth day after the Shares Acquisition Date (including any such Shares Acquisition Date which is after the date of this Plan and prior to the issuance of the Rights) (the "Distribution Date"), (i) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock of the Company registered in the names of the holders thereof and by the certificates for the Series A Preferred Stock and the Series B Preferred Stock of the Company registered in the names of the holders thereof (such certificates for the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (ii) the right to receive Right Certificates will be transferable only in connection with the transfer of the underlying shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, (x) to each record holder of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held (other than with respect to Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof), (y) to each record holder of Series A Preferred Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing the number of Rights held with respect to each share of Series A Preferred Stock (other than with respect to Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) and (z) to each record holder of Series B Preferred Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing the number of Rights held with respect to each share of Series B Preferred Stock (other than with respect to Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof). Upon conversion or exchange of any share of Series A Preferred Stock or Series B Preferred Stock into shares of Common Stock, the Rights associated with such share of Series A Preferred Stock or Series B Preferred Stock will automatically be extinguished, and a Right will be issued in respect of each such share of Common Stock. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (b) On the Record Date, or as soon as practicable thereafter, the Company will, at its option, either send (by first-class, postage-prepaid mail at the address shown on the records of the Company) or make otherwise available to each record holder of Common Stock, to each record holder of Series A Preferred Stock, and to each record holder of Series B Preferred Stock as of the Close of Business on the Record Date, a copy of a Summary of Rights to Purchase Series C Preferred Stock, in substantially the form of Exhibit C hereto (the "Summary of Rights"). With respect to certificates for Common Stock of the Company outstanding as of the Record Date, certificates for Series A Preferred Stock outstanding as of the Record Date, and certificates for Series B Preferred Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earliest of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Stock, Series A Preferred Stock or Series B Preferred Stock of the Company outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock, Series A Preferred Stock or Series B Preferred Stock of the Company represented thereby.

     (c) Certificates for such Common Stock, Series A Preferred Stock or Series B Preferred Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Plan between West Coast Bancorp and Wells Fargo Bank, National Association, dated as of October 23, 2009, as it may be amended from time to time (the "Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of West Coast Bancorp. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. West Coast Bancorp will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As set forth in the Plan, Rights beneficially owned by any Person (as defined in the Plan) who becomes an Acquiring Person or an Affiliate or an Associate of any Acquiring Person (each as defined in the Plan) become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Stock, Series A Preferred Stock or Series B Preferred Stock of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate (prior to the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date) shall also constitute the transfer of the Rights associated with the Common Stock, Series A Preferred Stock or Series B Preferred Stock of the Company represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock, Series A Preferred Stock or Series B Preferred Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock, Series A Preferred Stock or Series B Preferred stock of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock, Series A Preferred Stock or Series B Preferred Stock of the Company which are no longer outstanding.

     Section 4. Form of Right Certificates. (a) The Right Certificates (and the forms of election to purchase Series C Preferred Stock and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Series C Preferred Stock at the price per one one-hundredth of a share of Series C Preferred Stock set forth herein in Section 7(b), but the number of such one one-hundredths of a share of Series C Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

     Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President and Chief Executive Officer, its Chief Financial Officer, its General Counsel, any of its Vice Presidents or its Treasurer (any of the foregoing, an "Authorized Officer"), either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually or by facsimile countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such

Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such individual was not such an officer.

     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

     Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earliest of the Redemption Date, the Early Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a share of Series C Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon or as promptly as practicable thereafter, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

     Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a share of Series C Preferred Stock as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on October 23, 2012 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the repeal of Section 382 or any successor statute, or any other change, if the Board, in its sole discretion, determines that this Plan is no longer necessary for the preservation of tax benefits, (v) October 25, 2010 if Stockholder Approval has not been obtained prior to such date or (vi) a determination by the Board, prior to the time any Person becomes an Acquiring Person, that the Plan and the Rights are no longer necessary for the preservation or existence of income tax benefits or are no longer in the best interests of the Company and its stockholders (the earliest of the dates set forth in clauses (iv), (v), and (vi), the "Early Expiration Date").

     (b) The Purchase Price for each one one-hundredth of a share of Series C Preferred Stock purchasable pursuant to the exercise of a Right shall initially be $30.00 (the "Purchase Price"), and shall be subject to adjustment from time to time as provided in Section 11 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Series C Preferred Stock certificates for the number of Series C Preferred Stock to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a share of Series C Preferred Stock as are to be purchased (in which case certificates for the Series C Preferred Stock represented by such receipts shall be deposited by the transfer agent of the Series C Preferred Stock with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. The payment of the Purchase Price shall be made in cash or by certified bank check or bank draft payable to the order of the Company. The Company reserves the right to require prior to the occurrence of an event described in Section 11(a)(ii) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series C Preferred Stock would be issued.

     (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to registered holder of such Right Certificate or to such holder's duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company may reasonably request.

     Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the

Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.

     Section 9. Availability of Series C Preferred Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Series C Preferred Stock or any Series C Preferred Stock held in its treasury the number of shares of Series C Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series C Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Series C Preferred Stock (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     (b) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Series C Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Series C Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Series C Preferred Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     (c) If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the earliest of the Redemption Date, the Early Expiration Date or the Final Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 calendar days after the date the Company determines that registration is required, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Series C Preferred Stock, Common Stock, or other securities upon the exercise thereof under state securities or "blue sky" laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 calendar days after the date the Company makes such determination, in each relevant jurisdiction, until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

     Section 10. Series C Preferred Stock Record Date. Each Person in whose name any certificate for Series C Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Series C Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Series C Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Series C Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Series C Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Series C Preferred Stock covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a) (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Series C Preferred Stock payable in Series C Preferred Stock, (B) subdivide the outstanding shares of Series C Preferred Stock, (C) combine the outstanding shares of Series C Preferred Stock into a smaller number of shares of Series C Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Series C Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series C Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

     (ii) Subject to Section 23 and Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person) shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a share of Series C Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Plan and in lieu of Series C Preferred Stock, such number of Common Stock as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Series C Preferred Stock for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Stock of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided that, notwithstanding the foregoing, no Right that immediately prior to the Distribution Date was evidenced by a certificate that also evidenced Series B Preferred Stock may be exercised for Common Stock pursuant to this Section 11(a)(ii) until such Right is transferred to a third party in a Widely Dispersed Offering (as such term is defined in the Articles of Amendment of the Series B Preferred Stock). In the event that any Person shall become an Acquiring Person and does not become an Exempt Person prior to the Distribution Date and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

     Notwithstanding anything in this Agreement to the contrary, however, from and after the first occurrence of such event, any Rights that are beneficially owned by (A) any Acquiring Person (or any

Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of such Person becoming an Acquiring Person or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with such Person becoming an Acquiring Person pursuant to either (1) a transfer from the Acquiring Person (or any such Affiliate or Associate) to holders of its equity securities or to any Person with whom the Acquiring Person (or any such Affiliate or Associate) has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the occurrence of any Person becoming an Acquiring Person, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

     (iii) In the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company may suspend temporarily such exercise and shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Stock, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of shares of Series C Preferred Stock or fraction thereof such that the current per share market price of one share of Series C Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such shares of Series C Preferred Stock or fraction thereof.

     (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series C Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Series C Preferred Stock (or shares having the same rights, privileges and preferences as the Series C Preferred Stock ("equivalent preferred shares")) or securities convertible into Series C Preferred Stock or equivalent preferred shares at a price per share of Series C Preferred Stock or equivalent preferred share (or having a conversion price per share, if a security convertible into Series C Preferred Stock or equivalent preferred shares) less than the then current per share market price of the Series C Preferred Stock (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series C Preferred Stock outstanding on such record date plus the number of shares of Series C Preferred Stock which the aggregate offering price of the total number of shares of Series C Preferred Stock and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Series C Preferred Stock outstanding on such record date plus the number of additional shares of Series C Preferred Stock and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Shares of Series C Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Series C Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Series C Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Series C Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series C Preferred Stock and the denominator of which shall be such then-current per share market price of the Series C Preferred Stock on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (d) (i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Security is not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. Eastern time by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

     (ii) For the purpose of any computation hereunder, the "current per share market price" of the Series C Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Series C Preferred Stock are not publicly traded, the "current per share market price" of the Series C Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Stock nor the Series C Preferred Stock are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

     (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Series C Preferred Stock or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

     (f) If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series C Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series C Preferred Stock contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9 and 10 hereof with respect to the Series C Preferred Stock shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Series C Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Series C Preferred Stock (calculated to the nearest one one-millionth of a share of Series C Preferred Stock) obtained by (A) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a share of Series C Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Series C Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or in the number of one one-hundredths of a share of Series C Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a share of Series C Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Series C Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Series C Preferred Stock at such adjusted Purchase Price.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Series C Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series C Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Series C Preferred Stock, issuance wholly for cash of any Series C Preferred Stock at less than the current market price, issuance wholly for cash of Series C Preferred Stock or securities which by their terms are convertible into or exchangeable for Series C Preferred Stock, dividends on Series C Preferred Stock payable in Series C Preferred Stock or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Series C Preferred Stock shall not be taxable to such stockholders.

     (n) In the event that, at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock) into a greater or lesser number of Common Stock, then, in any such case, (A) the number of one one-hundredths of a share of Series C Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a share of Series C Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Stock outstanding immediately before such event and the denominator of which is the number of Common Stock outstanding immediately after such event, and (B) each Common Share, Series A Preferred Share and Series B Preferred Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share, Series A Preferred Share or Series B Preferred Share, as applicable, outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock, Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock and the Securities and Exchange Commission a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.

     Section 13. Reserved.

     Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Rights are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

     (b) The Company shall not be required to issue fractions of shares of Series C Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Series C Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Series C Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Series C Preferred Stock). Fractions of shares of Series C Preferred Stock in integral multiples of one one-hundredth of a share of Series C Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Series C Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Series C Preferred Stock that are not integral multiples of one one-hundredth of a share of Series C Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Series C Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Series C Preferred Stock shall be the closing price of a share of Series C Preferred Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) Following the occurrence of an event described in Section 11(a)(ii), the Company shall not be required to issue fractions of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the

Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

     (d) The holder of a Right, by the acceptance of the Right, expressly waives such holder's right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

     (e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

     Section 15. Rights of Action. (a) All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock, Series A Preferred Stock or Series B Preferred Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock, Series A Preferred Stock or Series B Preferred Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock, Series A Preferred Stock or Series B Preferred Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Plan.

     (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by any court of competent jurisdiction or by any governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

     Section 16. Plan of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock, Series A Preferred Stock or Series B Preferred Stock;

     (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

     (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate, the associated Series A Preferred Stock certificate or the associated Series B Preferred Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate, the associated Common Stock certificate, the associated Series A Preferred Stock certificate or the associated Series B Preferred Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary or be liable hereunder.

     Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Series C Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability in the premises.

     The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Series C Preferred Stock or Common Stock or Series A Preferred Stock or Series B Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

     In no event shall the Rights Agent or its directors, officers, agents and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The indemnification provisions contained in this Section 18 shall survive any termination of services under this Plan, including resignation or removal of the Rights Agent.

     Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

     Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series C Preferred Stock to be issued pursuant to this Plan or any Right Certificate or as to whether any Series C Preferred Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Authorized Officer, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

     (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

     (j) At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of the Rights.

     Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation or other entity organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation or other entity is authorized to do business as a banking institution in the State of New York), in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan.

     Section 23. Redemption. (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current per share market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock, Series A Preferred Stock or Series B Preferred Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Stock, Series A Preferred Stock or Series B Preferred Stock prior to the Distribution Date.

     (c) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, Series A Preferred Stock or Series B Preferred Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

     Section 24. Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the "Exchange Ratio"); provided that any Right that immediately prior to the Distribution Date was evidenced by a certificate that also evidenced Series B Preferred Stock may not be exchanged for Common Stock pursuant to this Section 24 until such Right is transferred to a third party in a Widely Dispersed Offering (as such term is defined in the Articles of Amendment of the Series B Preferred Stock).

     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

     (c) In the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Stock, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of shares of Series C Preferred Stock or fraction thereof such that the current per share market price of one share of Series C Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such shares of Series C Preferred Stock or fraction thereof.

     (d) The Company shall not be required to issue fractions of Common Stock or to distribute certificates representing fractions of shares of Common Stock. In lieu of such fractional Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

     Section 25. Notice of Certain Events. (a) In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Series C Preferred Stock or to make any other distribution to the holders of the Series C Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Series C Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Series C Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Series C Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Series C Preferred Stock), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Series C Preferred Stock for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, whichever shall be the earlier.

     (b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

     Section 26. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

West Coast Bancorp
5335 Meadows Road, Suite 201
Lake Oswego, Oregon 97035
Attention: General Counsel

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Wells Fargo Bank, National Association
Shareowner Services
161 North Concord Exchange
South St. Paul, MN 55075
Attn: Account Manager

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Plan without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, to shorten or lengthen any time period hereunder, or to amend or make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, from and after such time as any Person becomes an Acquiring Person and does not become an Exempt Person prior to the Distribution Date, this Plan shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person).

     Section 28. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock, Series A Preferred Stock or Series B Preferred

Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock, Series A Preferred Stock or Series B Preferred Stock).

     Section 30. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 31. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

     Section 32. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

     Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 34. Determinations and Actions by the Board. For all purposes of this Plan, any calculation of the number of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, will be made in accordance with, as the Board of Directors deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382. The Board of Directors of the Company will have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Plan, including without limitation the right and power to (i) interpret the provisions of this Plan (including without limitation Section 27, this Section 34 and other provisions hereof relating to its powers or authority hereunder) and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become void). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the Company in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to any Person, including without limitation the Rights Agent and the holders of the Rights.

     Section 35. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.9% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing 0.2% or more of the then-outstanding Common Stock) (a "Requesting Person") may, prior to the acquisition of the Common Stock and in accordance with this Section 35, request that the Board grant an exemption with respect to such acquisition under this Plan so that such acquisition would be deemed to be an "Exempt Transaction" for purposes of this Plan (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then beneficially owned by the Requesting Person, together with all Affiliates and Associates of the

Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.9% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing 0.2% or more of the then-outstanding Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable.

Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board's determination with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed and attested, all as of the day and year first above written.

West Coast Bancorp

By
Name:
Title:

COUNTERSIGNED BY:
Wells Fargo Bank, National Association

By
Name:
Title:

Exhibit A

FORM

OF

ARTICLES OF AMENDMENT

TO DESIGNATE THE TERMS OF

SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

OF

WEST COAST BANCORP

Pursuant to Section 60.131 of the Oregon Business
Corporation Act

     West Coast Bancorp, a corporation organized and existing under laws of the State of Oregon (the "Company"), in accordance with the provisions of Sections 60.004, 60.131, 60.134 and 60.301 of the Oregon Business Corporation Act, DOES HEREBY CERTIFY:

     The board of directors of the Company (the "Board of Directors"), in accordance with the Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company and applicable law, adopted the following resolution on October 22, 2009, creating a series of 2,500,000 shares of Preferred Stock of the Company designated as "Series C Junior Participating Preferred Stock."

     RESOLVED, that pursuant to the provisions of the Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company and applicable law, a series of Preferred Stock, no par value, of the Company be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series C Junior Participating Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting the Series C Preferred Stock shall be 2,500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series C Preferred Stock.

     Section 2. Dividends and Distributions.

     (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, declared on the Common Stock, no par value per share (the "Common Stock"), of the Company since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock, other than, in each case, a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise). In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Company shall declare a dividend or distribution on the Series C Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

     (C) Dividends, to the extent payable as provided in paragraphs (A) and (B) of this Section, shall begin to accrue and be cumulative on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, in any other Articles of Amendment creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

     (C) Except as set forth herein, or as otherwise provided by law, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     (D) Reference is made to that certain Tax Benefit Preservation Plan (the "Plan"), dated as of October 23, 2009, between the Company and Wells Fargo Bank, National Association, as rights agent. Notwithstanding anything in this Section 3, each share of Series C Preferred Stock that was received by the holder thereof as a result of the exercise of a Right (as defined in the Plan) that immediately prior to the Distribution Date (as defined in the Plan) was evidenced by a certificate that also evidenced the Company's Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (the "Series B Preferred Stock") shall have no voting rights until transferred to a third party in a Widely Dispersed Offering (as such term is defined in the Articles of Amendment of the Series B Preferred Stock).

     Section 4. Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Company shall not:

      (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Preferred Stock; or

     (iv) redeem or purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Articles of Incorporation, or in any other Articles of Amendment creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, a member's interest, a partnership interest, a beneficial interest in a trust or other owner's interest, or securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, a member's interest, a partnership interest, a beneficial interest in a trust or other owner's interest, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series C Preferred Stock shall not be redeemable.

     Section 9. Rank. The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company's Preferred Stock.

     Section 10. Amendment. The Restated Articles of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock, voting together as a single class.

Exhibit B

Form of Right Certificate
Certificate No. R-	____ Rights

NOT EXERCISABLE AFTER OCTOBER 23, 2012 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS OR AS OTHERWISE SPECIFIED IN THE AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT.

Right Certificate

WEST COAST BANCORP

     This certifies that ___________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Plan, dated as of October 23, 2009 (the "Plan"), between West Coast Bancorp, an Oregon corporation (the "Company"), and Wells Fargo Bank, National Association (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on October 25, 2012 (or earlier as specified in the Plan) at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series C Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the "Preferred Shares"), at a purchase price of $30.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 23, 2009, based on the Preferred Shares as constituted at such date. As provided in the Plan, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company and the offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Plan, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $.001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company's Common Stock, no par value per share.

     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Plan.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ____, ___.

WEST COAST BANCORP

By
Name:
Title:

COUNTERSIGNED BY:
WELLS FARGO BANK, NATIONAL
ASSOCIATION

By
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED ____________________ hereby sells, assigns and transfers unto __________________________________________________ _____________________________________________________________
(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ___________________

Signature

Signature Medallion Guaranteed:

     All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP") and must not be dated. Guarantees by a notary public are not acceptable.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Plan).

Signature

Form of Reverse Side of Right Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)

To: WEST COAST BANCORP

     The undersigned hereby irrevocably elects to exercise _________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: __________

Signature

Signature Medallion Guaranteed:

     All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program ("STAMP"), the NASDAQ, Inc. Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP") and must not be dated. Guarantees by a notary public are not acceptable.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Plan).

Signature

NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Plan) and such Assignment or Election to Purchase will not be honored.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE
SERIES C PREFERRED STOCK

Introduction

     Our Company, West Coast Bancorp, an Oregon corporation, has entered into a Tax Benefit Preservation Plan with Wells Fargo Bank, National Association, as Rights Agent, dated as of October [•], 2009 (the "Plan"). Our Board of Directors (the "Board") approved the Plan in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our built in losses and any resulting net loss carryforwards to reduce potential future federal income tax obligations.

     Under the Plan, from and after the record date of October [•], 2009, each share of our common stock will carry with it one preferred share purchase right (a "Right"), each share of the Company's Mandatorily Convertible Cumulative Participating Preferred Stock, Series A ("Series A Preferred Stock"), will carry with it 50 Rights (subject to adjustment) and each share of the Company's Mandatorily Convertible Cumulative Participating Preferred Stock, Series B ("Series B Preferred Stock"), will carry with it 50 Rights (subject to adjustment), until the Distribution Date or earlier expiration of the Rights, as described below. In general terms, the Rights will work to impose a significant penalty upon any person or group which acquires 4.9% or more of our outstanding common stock after October [•], 2009, without the approval of our Board. Stockholders who own 4.9% or more of the outstanding common stock as of the close of business on October [•], 2009, will not trigger the Rights so long as they do not (i) acquire additional shares of common stock representing 0.2% or more of the shares of common stock then outstanding or (ii) fall under 4.9% ownership of common stock and then reacquire shares that in the aggregate equal 4.9% or more of the common stock. The Board may, in its sole discretion, exempt any person or group for purposes of the Plan if it determines the acquisition by such person or group will not jeopardize tax benefits or is otherwise in the Company's best interests.

     For those interested in the specific terms of the Plan, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Plan, which has been filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K, dated October [•], 2009. A copy of the agreement is available free of charge from our Company.

The Rights. From the record date of October [•], 2009, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, the common stock, the Series A Preferred Stock and the Series B Preferred Stock, as applicable. New Rights will also accompany any new shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock that we issue after October [•], 2009, until the Distribution Date or earlier expiration of the Rights.

Exercise Price. Each Right will allow its holder to purchase from our Company one one-hundredth of a share of Series C Junior Participating Preferred Stock, no par value, of the Company ("Series C Preferred Stock") for $30.00, subject to adjustment (the "Exercise Price"), once the Rights become exercisable. This portion of a share of Series C Preferred Stock will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock (subject to certain exceptions described in the Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock). Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability. The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership, after October [•], 2009, of 4.9% or more of our outstanding common stock (or if already the beneficial owner of at least 4.9% of our outstanding common stock, by acquiring additional shares of our common stock representing 0.2% or more of the shares of common stock then outstanding), unless exempted by the Board.

     We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date or earlier expiration of the Rights, the common stock certificates, Series A Preferred Stock certificates and Series B Preferred Stock certificates will also evidence the Rights, and any transfer of shares of common stock or Series A Preferred Stock or Series B Preferred Stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock, Series A Preferred Stock and Series B Preferred Stock, and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock, Series A Preferred Stock and Series B Preferred Stock. Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for payment of the Exercise Price, purchase shares of our common stock with a market value of twice the Exercise Price, based on the market price of the common stock as of the acquisition that resulted in such person or group becoming an Acquiring Person (subject to certain exceptions described in the Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock).

Exchange. After a person or group becomes an Acquiring Person, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person or an Affiliate or an Associate of any Acquiring Person (subject to certain exceptions described in the Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock).

Series C Preferred Stock Provisions

Each one one-hundredth of a share of Series C Preferred Stock, if issued:

will not be redeemable.

will entitle holders to dividends equal to the dividends, if any, paid on one share of common stock.

will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

will have the same voting power as one share of common stock (subject to certain exceptions described in the Plan with respect to Rights that immediately prior to the Distribution Date were evidenced by a certificate that also evidenced Series B Preferred Stock).

will entitle holders to a per share payment equal to the payment made on one share of common stock, if shares of our common stock are exchanged via merger, consolidation, or a similar transaction.

The value of one one-hundredth interest in a share of Series C Preferred Stock is expected to approximate the value of one share of common stock.

Expiration. The Rights will expire on the earliest of (i) October [•], 2012, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the repeal of Section 382 or any successor statute, or any other change, if the Board determines that this Plan is no longer necessary for the preservation of tax benefits, (v) October [•], 2010 if approval of the Plan by our stockholders has not been obtained prior to such date, or (vi) a determination by the Board, prior to the time any person or group becomes an Acquiring Person, that the Plan and the Rights are no longer necessary for the preservation or existence of income tax benefits or are no longer in the best interests of the Company and its stockholders.

Redemption. Our Board may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Anti-Dilution Provisions. Our Board may adjust the Exercise Price, the number of shares of Series C Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Series C Preferred Stock or common stock.

Amendments. The terms of the Plan may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person and does not become an exempt person prior to the Distribution Date, our Board may not amend the agreement in a way that adversely affects holders of the Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person).

Appendix B

AMENDMENT NO. 5
TO WEST COAST BANCORP
2002 STOCK INCENTIVE PLAN

     This AMENDMENT NO. 5 (the "Amendment") to the WEST COAST BANCORP 2002 STOCK INCENTIVE PLAN (the "Plan") is adopted effective February 23, 2010, by the Board of Directors of West Coast Bancorp, an Oregon corporation (the "Company"), subject to approval by the Company's shareholders at the Company's 2010 annual meeting of shareholders.

     1. Pursuant to the provisions of Section 10 of the Plan, Section 3 of the Plan is amended by replacing its first two sentences with the following:

     "The maximum number of shares of Common Stock that may be delivered to participants and their beneficiaries under the Plan shall be 4,140,000. No more than 2,488,000 shares may be issued as Restricted Stock or be based upon the Common Stock pursuant to Section 8 of the Plan.

     2. Except as amended hereby, all the terms and conditions of the Plan will remain in full force and effect.

WEST COAST BANCORP
2002 STOCK INCENTIVE PLAN
(As adopted by the Board of Directors February 23, 2010,
subject to shareholder approval)

SECTION 1. Purpose; Definitions

     The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives for future performance of services directly linked to the profitability of the Company's businesses and increases in Company shareholder value.

     For purposes of the Plan, the following terms are defined as set forth below:

     (a) "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company.

     (b) "Award" means a Stock Option, Restricted Stock, or other stock-based award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Cause" means, unless otherwise provided by the Committee, (1) "Cause" as defined in any Individual Agreement to which the participant is a party, or (2) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the participant for committing a felony under federal law or the law of the state in which such action occurred, (B) willful and deliberate failure on the part of the participant to perform his or her employment duties in any material respect, or (C) prior to a Change in Control, such other events as shall be determined by the Committee.

     (e) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 9(b) and (c), respectively.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (g) "Commission" means the Securities and Exchange Commission or any successor agency.

     (h) "Committee" means the Committee referred to in Section 2.

     (i) "Common Stock" means common stock, no par value per share, of the Company.

     (j) "Company" means West Coast Bancorp, an Oregon corporation.

     (k) "Covered Employee" means a participant designated prior to the grant of Restricted Stock by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company is expected to be entitled to a federal income tax deduction with respect to the Award.

     (l) "Disability" means, unless otherwise provided by the Committee, (1) "Disability" as defined in any Individual Agreement to which the participant is a party, or (2) if there is no such Individual Agreement or it does not define "Disability," permanent and total disability as determined under the Company's Long-Term Disability Plan applicable to the participant.

     (m) "Eligible Individuals" mean directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company, or its Subsidiaries or Affiliates.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (o) "Fair Market Value" means, except as otherwise provided by the Committee, as of any given date, the closing reported sales price on such date (or, if there are no reported sales on such date, on the last date prior to such date on which there were sales) of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     (p) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Individual Agreement" means an employment, consulting or similar agreement between a participant and the Company or one of its Subsidiaries or Affiliates, and, after a Change in Control, a change in control or salary continuation agreement between a participant and the Company or one of its Subsidiaries or Affiliates. If a participant is party to both an employment agreement and a change in control or salary continuation agreement, the employment agreement shall be the relevant "Individual Agreement" prior to a Change in Control, and, the change in control or salary continuation agreement shall be the relevant "Individual Agreement" after a Change in Control.

     (r) "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (s) "Qualified Performance-Based Award" means an Award of Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

     (t) "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: stock price, earnings, earnings per share, return on equity, return on assets, asset quality, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, and liquidity, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

     (u) "Plan" means the West Coast Bancorp 2002 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

     (v) "Restricted Stock" means an Award granted under Section 6.

     (w) "Restricted Stock Agreement" has the meaning set forth in Section 6(c)(vi) of the Plan.

     (x) "Retirement" means, except as otherwise provided by the Committee, retirement from active employment with the Company, a Subsidiary or Affiliate at or after the attainment of age 55 and with five years or more of employment service with the Company, a Subsidiary or Affiliate.

     (y) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

     (z) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

     (aa) "Stock Option" means an Award granted under Section 5.

     (bb) "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

     (cc) "Termination of Employment" means the termination of the participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A participant employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

     SECTION 2. Administration

     The Plan shall be administered by the Board directly, or if the Board elects, by the Compensation and Personnel Committee or such other committee of the Board as the Board may from time to time designate, which committee shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. Notwithstanding the foregoing or any other provision of the Plan to the contrary, all Performance Goals will be established and administered and all Qualified Performance-Board Awards will be granted to any "covered employee" within the meaning of Section 162(m)(3) of the Code, only by either (a) the Board as a whole in a proceeding in which all members of the Board who are or may be "covered employees" recuse themselves from consideration and approval of such goals or Awards, or (b) a duly authorized committee consisting of two or more "outside directors" as that term is defined in Section 162(m) of the Code. All references in the Plan to the "Committee" refer to the Board as a whole, unless a separate committee has been designated or authorized consistent with the foregoing.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

     (a) To select the Eligible Individuals to whom Awards may from time to time be granted;

     (b) To determine whether and to what extent Incentive Stock Options, NonQualified Stock Options and Restricted Stock or any combination thereof are to be granted hereunder;

     (c) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

     (d) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

     (e) To modify, amend or adjust the terms and conditions of any Award (subject to Sections 5(a) and 5(b)), at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to any Qualified Performance-Based Award;

     (f) To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

     (g) To determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(d).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the applicable rules of a stock exchange, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

     Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

     Notwithstanding the foregoing, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Stock Options and stock appreciation rights may not be amended to reduce the exercise price of the Stock Options or stock appreciation rights and outstanding Stock Options or stock appreciation rights may not be cancelled in exchange for cash, Stock Options, stock appreciation rights or other Awards with an exercise price that is less than the exercise price of the cancelled Stock Options or stock appreciation rights.

     SECTION 3. Common Stock Subject to Plan

     The maximum number of shares of Common Stock that may be delivered to participants and their beneficiaries under the Plan shall be 4,140,000. No more than 2,488,000 shares may be issued as Restricted Stock or be based upon the Common Stock pursuant to Section 8 of the Plan. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options is 1,800,000. No participant may be granted Stock Options covering in excess of 300,000 shares of Common Stock in any fiscal year of the Company. Shares subject to an Award under the Plan may be authorized and unissued shares. No further awards will be granted under the Company's 1999 Stock Option Plan, 2000 Restricted Stock Plan and Amended and Restated 1995 Director Stock Option Plan.

     If any Award is forfeited, or if any Stock Option terminates, expires or lapses without being exercised, the shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

     In the event of a stock split (including a reverse stock split), a dividend or distribution paid in Common Stock, or a recapitalization of or affecting Common Stock, the aggregate number and kind of shares reserved for issuance under the Plan, the maximum limitation upon the number of shares that may be issued as Restricted Stock or subject to Stock Options to be granted to a single participant in any fiscal year under the Plan, the number, kind, and option price per share subject to each outstanding Stock Option, and the number and kind of shares subject to other Awards granted under the Plan, will automatically be adjusted proportionately, or substituted, to reflect the effect of such stock split, distribution paid in Common Stock, or recapitalization.

     In the event of any merger or consolidation, separation (including a spin off), a reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), any partial or complete liquidation, or any other change in corporate capitalization not specifically addressed above, the Committee or Board may make such adjustments or substitution in the aggregate number and kind of shares reserved for issuance under the Plan, the maximum limitation upon the number of shares that may be issued as Restricted Stock or subject to Stock Options to be granted to a single participant under the Plan, in the number, kind, and option price per share subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Awards under the Plan and/or such other equitable adjustments or substitutions as it may determine to be appropriate in its sole discretion.

     Notwithstanding the foregoing, the number of shares subject to any Award shall always be a whole number which shall be obtained by rounding all calculations up to the nearest whole share.

     SECTION 4. Eligibility

     Awards may be granted under the Plan to Eligible Individuals.

     SECTION 5. Stock Options

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, NonQualified Stock Options or both types of Stock Options; provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.

     Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an Eligible Individual to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Eligible Individual and specifies the terms and provisions of the Stock Option. The Company shall notify an Eligible Individual of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

     If approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     In addition, if approved by the Committee, payment in full or in part may also be made by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option. The Committee may also provide for Company loans to be made for purposes of the exercise of Stock Options.

     No shares of Common Stock shall be issued until full payment therefor has been made. Except as otherwise provided in Section 5(o) below, an optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 12(a).

     (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a NonQualified Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such optionee's immediate family (as defined by the Committee), whether directly or indirectly or by means of a trust or partnership or otherwise. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term "holder" and "optionee" include such guardian, legal representative and other transferee.

     (f) Termination by Reason of Death. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of death, any Stock Option held by such optionee shall immediately vest in full and may thereafter be exercised until the expiration of the stated term of such Stock Option. In the event of Termination of Employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Disability, any Stock Option held by such optionee shall immediately vest in full and may thereafter be exercised until the expiration of the stated term of such Stock Option. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Retirement, any Stock Option held by such optionee shall immediately vest in full and may thereafter be exercised until the expiration of the stated term of such Stock Option. In the event of Termination of Employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

     (i) Termination by the Company for Cause. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee, whether vested or unvested, shall thereupon terminate.

     (j) Other Termination. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death, Disability, or Retirement, or for Cause, and except as set forth in Section 5(i) above, any Stock Option held by such optionee, to the extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's stated term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

     (k) Additional Rules for Incentive Stock Options. Notwithstanding anything contained herein to the contrary, no Stock Option which is intended to qualify as an Incentive Stock Option may be granted to any Eligible Employee who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless at the time such Stock Option is granted the option price is at least 110% of the Fair Market Value of a share of Common Stock and such Stock Option by its terms is not exercisable after the expiration of five years from the date such Stock Option is granted. In addition, the aggregate Fair Market Value of the Common Stock (determined at the time a Stock Option for the Common Stock is granted) for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year, under all of the incentive stock option plans of the Company and of any Subsidiary, may not exceed $100,000. To the extent a Stock Option that by its terms was intended to be an Incentive Stock Option exceeds this

$100,000 limit, the portion of the Stock Option in excess of such limit shall be treated as a NonQualified Stock Option.

     (l) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

     (m) Certain Terminations Prior to a Change in Control. Unless otherwise determined by the Committee, notwithstanding any other provision of this Plan to the contrary, in the event an optionee incurs a Termination of Employment by the Company other than for Cause at any time after the Company executes an agreement that provides for a transaction that if consummated would constitute a Change in Control, but before the actual occurrence of such Change in Control, and, thereafter, such Change in Control actually occurs, then, upon such Change in Control, any Stock Option held by such optionee prior to such Termination of Employment shall immediately vest in full and may thereafter be exercised by the optionee until expiration of the stated term of such Stock Option. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

     (n) Change in Control Cash-Out. If the Committee shall determine at the time of grant of an Option or thereafter, then, notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the option price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(n) shall have been exercised.

     (o) Dividends and Dividend Equivalents. Dividends and dividend equivalents may not be paid or accrued on Stock Options.

     SECTION 6. Restricted Stock

     (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Individual, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6(c).

     (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the West Coast Bancorp 2002 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

     (i) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions (other than, in the case of Restricted Stock which is a Qualified Performance-Based Award, satisfaction of the applicable Performance Goals, unless the participant's employment is terminated by reason of death or Disability). No more than 113,322 shares of Common Stock may be subject to Qualified Performance-Based Awards granted to any participant during the term of the Plan.

     (ii) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.

     (iii) Except as provided in this paragraph (iii) and Sections 6(c)(i) and 6(c)(ii) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 12(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, and shall, as determined by the Committee, either be (i) held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, or (ii) distributed in full or in part without regard to the vested status of the underlying Restricted Stock and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, and shall, as determined by the Committee, be either (i) held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, or (ii) distributed in full or in part without regard to the vested status of the underlying Restricted Stock.

     (iv) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Section 6(c)(i), 6(c)(ii), 6(c)(v), 6(d) or 9(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant;

provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock which is a Qualified Performance-Based Award, satisfaction of the applicable Performance Goals, unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

     (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

     (vi) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

     (d) Termination of Employment due to Death or Disability. Unless otherwise determined by the Committee, upon a participant's Termination of Employment by reason of death or Disability, the restrictions, including any Performance Goals, and deferral limitations applicable to any Restricted Stock shall lapse (with respect to Performance Goals, be deemed earned in full), and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

     SECTION 7. [Intentionally Left Blank]

     SECTION 8. Other Stock-Based Awards

     Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan.

     SECTION 9. Change in Control Provisions

Impact of Event. Notwithstanding any other provision of this Plan to the contrary, in the event a recipient of an Award incurs a Termination of Employment by the Company or a successor other than for Cause during the 24-month period following a Change in Control:

     (i) Any Stock Options held by an optionee which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant, and all Stock Options shall be exercisable until expiration of the stated term of such Stock Options.

     (ii) The restrictions, including any Performance Goals, and deferral limitations applicable to any Restricted Stock shall lapse (with respect to Performance Goals, be deemed earned in full), and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

     (iii) The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

     (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 9(b); or

     (ii) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

     SECTION 10. Term, Amendment and Termination

     The Plan will terminate on the tenth anniversary of the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially and adversely impair the rights of an optionee under a Stock Option or a recipient of a Restricted Stock Award or other stock-based Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rules.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall materially and adversely impair the rights of any holder without the holder's consent, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

     SECTION 11. Unfunded Status of Plan

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     SECTION 12. General Provisions

     (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

     (i) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

     (ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

     (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

     (c) The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

     (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

     (g) In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.

     (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Oregon, without reference to principles of conflict of laws.

     (i) Except as otherwise provided in Section 5(e) by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

     SECTION 13. Effective Date of Plan

     The Plan shall be effective as of the date it is adopted by the Board, subject to approval of the Plan by the affirmative vote of a majority of the votes cast with respect to the plan at a meeting of stockholders.

5335 MEADOWS ROAD SUITE 201 LAKE OSWEGO, OR 97035
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 26, 2010 (April 22, 2010 for participants in West Coast Bancorp's 401(K) Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 26, 2010 (April 22, 2010 for participants in West Coast Bancorp's 401(K) Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so it is received prior to the Annual Meeting on April 27, 2010.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M20718-P91997	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEST COAST BANCORP
The Board of Directors recommends a vote “FOR” the listed directors and proposals.
Vote on Directors
For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐
1.	ELECTION OF DIRECTORS
Nominees:
	01) Lloyd D. Ankeny	05) John Pietrzak
	02) Simon Glick	06) Steven N. Spence
	03) Duane C. McDougall	07) Robert D. Sznewajs
	04) Steven J. Oliva	08) Nancy A. Wilgenbusch, Ph.D.
		For	Against	Abstain
Vote on Proposals
2.	APPROVE TAX BENEFIT PRESERVATION PLAN.	☐	☐	☐

3.	APPROVE AMENDMENTS TO THE WEST COAST BANCORP 2002 STOCK INCENTIVE PLAN.	☐	☐	☐

4.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2010.	☐	☐	☐

       Management knows of no other matters that are likely to be brought before the meeting. However, if any other matters are properly presented at the meeting, this Proxy will be voted in accordance with the recommendations of management.

       The undersigned acknowledges receipt of the 2010 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Meeting Location:	Kruse Oaks I
5300 Meadows Road
Lake Oswego, OR 97035

Rooms:	Conference Center (The Oaks Meadows)

Location:	Main Floor

Time:	2:00 P.M., Pacific Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M20719-P91997

WEST COAST BANCORP

PROXY

PLEASE SIGN AND RETURN IMMEDIATELY

This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Robert D. Sznewajs and Richard R. Rasmussen as Proxies, each with the power to act alone and with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of West Coast Bancorp (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on April 27, 2010, or at any adjournment of the meeting.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSALS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

Continued and to be signed on reverse side